As filed with the Securities and Exchange Commission on March 17, 2021
1933 Act File No. [ ]

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.       ☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

Touchstone Funds Group Trust
(Exact Name of Registrant as Specified in Charter)

1-800-543-0407
(Area Code and Telephone Number)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

E. Blake Moore, Jr.
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Copies to:
Clair E. Pagnano, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950

Ndenisarya M. Bregasi, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Classes A, C and Y shares of beneficial interest, $0.01 par value, of Touchstone Credit Opportunities Fund, a series of the Registrant, are being registered. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on April 16, 2021, pursuant to Rule 488 under the Securities Act of 1933.

TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND

a series of

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

[__], 2021
Dear Shareholder:

We have important information concerning your investment in the Touchstone Dynamic Diversified Income Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Target Trust”).  As a shareholder of the Target Fund, we wish to inform you that the Board of Trustees of the Target Trust has approved the reorganization, subject to shareholder approval, of the Target Fund into the Touchstone Credit Opportunities Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), a series of Touchstone Funds Group Trust (the “Acquiring Trust”) (the “Reorganization”). The investment advisor to both Funds is Touchstone Advisors, Inc. (“Touchstone Advisors”). The Target Fund is sub-advised by Wilshire Associates Incorporated (“Wilshire”), and the Acquiring Fund is sub-advised by Ares Capital Management II, LLC (“Ares”). The Funds have similar investment goals and principal investment strategies, subject to certain differences described in the Proxy Statement/Prospectus.

The Reorganization is part of a larger effort to consolidate multiple Funds with low asset levels and similar investment goals and investment strategies and techniques, and is designed to create operating efficiencies and provide potential economies of scale for the combined Fund.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund.  As a result of the Reorganization, you will receive shares of the Acquiring Fund that will have a total value as of the close of business on the closing date of the Reorganization equal to the total value of your shares in the Target Fund as of such time.  The Target Fund will then cease operations and terminate.  The Reorganization is expected to be completed on or about June 4, 2021.

The following table shows the share class of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund. The Acquiring Fund also offers Institutional Class shares which are not involved in the Reorganization.

Target Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Dynamic Diversified Income Fund, a series of the Target Trust	Touchstone Credit Opportunities Fund, a series of the Acquiring Trust
Class A Class C Class Y	Class A Class C Class Y
The Board of Trustees of the Target Trust recommends that you vote FOR the Reorganization proposal.

We have enclosed a Proxy Statement/Prospectus that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring Fund.  Please contact Shareholder Services at (800) 543-0407 with any questions.

                                Sincerely,

                                E. Blake Moore, Jr.
                                President
                                Touchstone Strategic Trust

QUESTIONS & ANSWERS

We recommend that you read the enclosed Proxy Statement/Prospectus.  In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key features of the Reorganization.

Q.                                   Why are we sending you the Proxy Statement/Prospectus?

A.                                    On November 19, 2020, the Board of Trustees of the Target Trust (the “Board”) approved the Reorganization of the Target Fund into the Acquiring Fund, subject to the approval of the Target Fund’s shareholders.  As a shareholder of the Target Fund, you are receiving the enclosed Proxy Statement/Prospectus in connection with a special shareholder meeting of the Target Trust with respect to the Target Fund.  At the special meeting, shareholders of the Target Fund will be asked to vote on the approval of an Agreement and Plan of Reorganization providing for the reorganization of the Target Fund into the Acquiring Fund.

Q.                                   Why has the Board recommended the Reorganization proposal?

A.                                  Touchstone Advisors recommended, and the Board approved, the Reorganization is part of a larger effort to consolidate multiple Funds with low asset levels and similar investment goals and investment strategies and techniques. The Board considered information provided by Touchstone Advisors regarding potential benefits of the Reorganization, including (1) the Funds have similar investment goals and principal investment strategies, (2) the Acquiring Fund following the Reorganization will have lower expenses than the Target Fund relative to the Funds' respective Morningstar group categories, although absolute expenses of the Acquiring Fund will be 0.17% higher than those of the Target Fund; (4) the Funds have the similar share classes; (5) the Acquiring Fund has better historical performance; and (6) the Reorganization will be tax free.

Q.                                   What will happen to my existing shares?

A.                                    Immediately after the Reorganization, you will own shares of the Acquiring Fund that have a total value as of the close of business on the date of the Reorganization equal to the total value of your shares of the Target Fund as of such time (although the number of shares and the net asset value per share may be different).

Q.                                   How do the fees and expenses of the Funds compare?

A.                                    The Funds have different advisory fee, sub-advisory fee, and expense limitation schedules that result in varying net expense ratios. Currently, each share class of the Target Fund has a lower net expense ratio than the corresponding share class of the Acquiring Fund by 0.17% and the Target Fund has a lower effective advisory fee rate than the Acquiring Fund. However, the Acquiring Fund has competitive expenses relative to the Fund’s Morningstar category. Touchstone Advisors believes that the premium in the Acquiring Fund’s net expenses is justified by the better absolute and relative performance of the Acquiring Fund and by the competitive expense ratio relative to its Morningstar category. Additionally a portion of the Acquiring Fund's expense premium relative to the Target Fund is due to the dividend and interest expenses on securities sold short. Please note, however, that the Acquiring Fund’s historical investment performance, which reflects the Acquiring Fund’s investment strategy, including the use of short selling as a component of that strategy, was better than the Target Fund’s historical performance for the 1- and 5-year periods ended December 31, 2020.

With respect to the Target Fund, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Target Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Target Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Target Fund operating expenses to 0.49%, 1.24% and 0.24% of average daily net assets for Classes A, C and Y shares, respectively, through April 29, 2022 subject to change only by the Board. With respect to the Acquiring Fund, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Acquired Fund expenses (subject to the same exclusions as the Target Fund) in order to limit annual Acquiring Fund operating expenses to 1.08%, 1.83% and 0.83% of average daily net assets for Classes A, C, and Y shares, respectively, through January 29, 2022 subject to change only by the Board.
Class A and Class C shares of the Funds have the same 12b-1 fees and sales charges.  Class Y shares of the Funds are not subject to any 12b-1 fees or sales charges.

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The section titled “Summary—Reorganization—How do the Funds’ fees and expenses compare?” of the Proxy Statement/Prospectus compares the fees and expenses of the Funds in detail and the section titled “The Funds’ Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreements.

Q.                                   How do the Funds’ investment goals and principal investment strategies compare?

A.                                    The Target Fund and the Acquiring Fund have similar investment goals. The Acquiring Fund’s goal is to seek absolute total return, primarily from income and capital appreciation, while the Target Fund’s goal is to seek current income.
The Funds’ principal investment strategies are similar in that each Fund emphasizes income. However, the manner in which these strategies are implemented differ in certain respects. For example, the Acquiring Fund invests in individual bonds, loans and other fixed income securities, while the Target Fund invests primarily in a group of underlying funds (primarily mutual funds and exchange-traded funds).
After the Reorganization, all shareholders would continue to have exposure to a Fund that seeks income.

Q.                                   Who will manage the Acquiring Fund after the Reorganization?

A.                                    Touchstone Advisors serves as the investment advisor to each Fund, with Wilshire serving as the sub-adviser to the Target Fund and Ares serving as the sub-advisor to the Acquiring Fund. If approved by shareholders, Touchstone Advisors and Ares will continue to serve as investment advisor and sub-advisor, respectively, to the Acquiring Fund following completion of the Reorganization. For more information please see the sections of the Proxy Statement/Prospectus titled “Summary—Reorganization—Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganization?,” “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

Q.                                   What are the primary federal income tax consequences of the Reorganization?

A.                                    You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring Fund. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  The sections of the Proxy Statement/Prospectus titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?” and “Information About the Reorganization—Material Federal Income Tax Consequences” provide additional information regarding the federal income tax consequences of the Reorganization.

    Prior to the Reorganization, none of the securities of the Target Fund are expected to be sold in connection with the Target Fund’s Reorganization. Following the Reorganization, it is expect that almost all of the Target Fund’s securities will be sold. To the extent that portfolio investments received by the Acquiring Fund in a Reorganization are sold after the Reorganization, the combined Fund will incur transaction costs related to the purchase and sale of securities and may recognize income and capital gains (after the application of any available capital loss carryforwards), which may result in taxable distributions to shareholders holding shares of the combined Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).
For more information, please see the sections of the Proxy Statement/Prospectus titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?”, “Summary—Reorganization—Will there be any repositioning costs?” and “Information About the Reorganization—Material Federal Income Tax Consequences.”

Q.                                   Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.                                    No, you will not pay any sales load, commission, or other similar fee in connection with the shares of the Acquiring Fund you will receive in the Reorganization, and any contingent deferred sales charge (“CDSC”) holding period on your shares of the Target Fund will carry over to the shares of the Acquiring Fund that you receive in the Reorganization. However, following the Reorganization, additional purchases, exchanges and redemptions of shares of the Acquiring Fund will be subject to any applicable sales loads, commissions, and other similar fees.

Q.                                   Who will pay the costs of the Reorganization?

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A.                                    Touchstone Advisors will pay the costs of the Reorganization, other than repositioning costs, whether or not the Reorganization is completed.

Q.                                   What if I redeem my shares before the Reorganization takes place?

A.                                    If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q.                                   What will happen if shareholders of the Target Fund do not approve the Reorganization or the Reorganization is not completed?

A.                                    If the shareholders of the Target Fund do not approve the Reorganization or other closing conditions are not satisfied or waived, the Reorganization will not be completed, and the Board will consider other possible courses of action for the Target Fund, including continuing to operate the Fund as a stand-alone fund or merging the Fund into another Touchstone Fund.

Q.                                   When will the Reorganization occur?

A.                                    The Reorganization is expected to be completed on or about June 4, 2021.

Q.                                   Who should I contact for more information?

A.                                    You can contact Shareholder Services at (800) 543-0407for more information.

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TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND

a series of

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2021

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Touchstone Dynamic Diversified Income Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Target Trust”), will be held at the offices of the Target Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on May 27, 2021 at 2:30 p.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of the Target Fund will be asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund, a series of the Target Trust, and the Touchstone Credit Opportunities Fund (the “Acquiring Fund”), a series of Touchstone Funds Group Trust, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; (ii) the liquidating distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in proportion to their holdings; and (iii) the termination of the Target Fund (the “Reorganization”).

The Board of Trustees of the Target Trust has fixed the close of business on March 31, 2021 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

Please complete, sign, date and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.  Shareholders may also vote by telephone or via the Internet.  Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or internet voting, on the proxy card.  It is important that you vote promptly.

E. Blake Moore, Jr.
President
Touchstone Strategic Trust

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Target Trust in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your proxy card today!

Your proxy vote is important!

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
DATED MARCH 17, 2021

PROXY STATEMENT/PROSPECTUS

[__], 2021

TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

TOUCHSTONE CREDIT OPPORTUNITIES FUND
a series of
TOUCHSTONE FUNDS GROUP TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Proxy Statement/Prospectus is being furnished to shareholders of the Touchstone Dynamic Diversified Income Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Target Trust”).  The Board of Trustees of the Target Trust has called a special meeting of shareholders of the Target Fund to be held at the offices of the Target Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 42502, on May 27, 2021 at 2:30 p.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  This Proxy Statement/Prospectus and the enclosed proxy card are first being sent to shareholders of the Target Fund on or about [__], 2021.

Shareholders of record of the Target Fund as of the close of business on March 31, 2021 (the “Record Date”) are entitled to vote at the Special Meeting and any adjournments or postponements thereof.  At the Special Meeting, shareholders of the Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund, a series of the Target Trust, and the Touchstone Credit Opportunities Fund (the “Acquiring Fund”), a series of Touchstone Funds Group Trust (the “Acquiring Trust”), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; (ii) the liquidating distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in proportion to their holdings; and (iii) termination of the Target Fund (the “Reorganization”).

The Board of Trustees of each of the Target Trust and the Acquiring Trust (each a “Trust,” and together the “Trusts”) is comprised of the same individual board members. The Board of Trustees of the Target Trust (the “Board”) has approved the proposed Reorganization. In the Reorganization, you will receive shares of the Acquiring Fund having the same total value as your shares of the Target Fund in each case measured as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different).  As a shareholder of the Target Fund, you are being asked to vote to approve the Plan pursuant to which these transactions will be accomplished. The Reorganization is expected to be completed on or about June 4, 2021.

The Board has approved the proposed Reorganization and recommends that shareholders of the Target Fund vote in favor of the proposal to approve the Plan.

Each of the Target Fund and the Acquiring Fund is a series of a registered open-end investment company (mutual fund).  The Target Fund and the Acquiring Fund are sometimes referred to in this Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Funds and the Reorganization for purposes of voting on the proposal.  This document also serves as a prospectus for the offering and issuance of shares of the Acquiring Fund to be issued in the Reorganization. A Statement of Additional Information (“SAI”) dated [__], 2021 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus (meaning it is legally a part of this Proxy Statement/Prospectus).

Additional information concerning the Target Fund and the Acquiring Fund is contained in the documents described below, all of which have been filed with the SEC.

Information About the Target Fund and the Acquiring Fund:	How to Obtain this Information:
Prospectuses
1.              Prospectus relating to the Touchstone Dynamic Diversified Income dated April 30, 2020, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651; Accession No. 0000711080-20-000022).
Copies are available upon request and without charge if you: • Write to Touchstone Strategic Trust or Touchstone Funds Group Trust, P.O. Box 9878, Providence, Rhode Island 02940; or
2.              Prospectus relating to the Touchstone Credit Opportunities Fund dated January 30, 2021, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 033-70958 and 811-08104; Accession No. 0000914243-21-000008).
• Call (800) 543-0407 toll-free; or • Download a copy from TouchstoneInvestments.com/Resources

Statements of Additional Information
1.              SAI relating to the Touchstone Dynamic Diversified Income Fund dated April 30, 2020, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651).

2. SAI relating to the Touchstone Credit Opportunities Fund dated January 30, 2021, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 033-70958 and 811-08104).
Annual Reports 1. Annual Report relating to the Touchstone Dynamic Diversified Income Fund for the fiscal year ended December 31, 2020. (File No. 811-03651).
2. Annual Report relating to Touchstone Credit Opportunities Fund for the fiscal year ended September 30, 2020 (File No. 811-08104).
Semi-Annual Reports 1. Semi-Annual Report relating to the Touchstone Dynamic Diversified Income Fund for the six months ended June 30, 2020 (File No. 811-03651).
2. Semi-Annual Report relating to the Touchstone Credit Opportunities Fund for the six months ended March 31, 2020 (File No. 811-08104).
You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov.

THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

•is not a deposit of, or guaranteed by, any bank

•is not insured by the FDIC, the Federal Reserve Board or any other government agency

•is not endorsed by any bank or government agency

•involves investment risk, including possible loss of your original investment

SUMMARY

This section summarizes the primary features of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Proxy Statement/Prospectus and the exhibits.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the SAI, and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Background

The inception date of the Target Fund is September 30, 2004. As of December 31, 2020, the Target Fund had net assets of approximately $56.7 million. The inception date of the Acquiring Fund is August 31, 2015. As of December 31, 2020, the Acquiring Fund had net assets of approximately $91.7 million.

Reorganization

What are the reasons for the Reorganization?

Touchstone Advisors recommended the Reorganization as part of a larger effort to consolidate multiple Funds with low asset levels and similar investment goals and investment strategies and techniques. The Reorganization is designed to create operating efficiencies and provide potential economies of scale for the combined Fund.

At the November 19, 2020 meeting, the Board of Trustees of each Trust, including those trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that the Reorganization was in the best interests of its respective Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.  The Board approved the Reorganization and recommended that shareholders of the Target Fund approve the Reorganization at the Special Meeting. The Board of Trustees of each Trust considered the following factors, among others: the investment goals, principal investment strategies, sub-advisor and portfolio managers of the Funds; the historical investment performance record of the Funds; the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve economies of scale than either Fund operating individually; and the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses.

In the event that the Reorganization is not completed, the Board will determine what action is in the best interest of the Target Fund, including whether or not to liquidate the Target Fund, continue to operate the Target Fund as a stand-alone fund, or re-solicit shareholders to reorganize the Target Fund.

For more information, please see the section titled “Information About the Reorganization—Reasons for the Reorganization.”

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization.  The Plan provides for the following:

•the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;

•the distribution by class of the Acquiring Fund’s shares to the Target Fund shareholders of the corresponding class, in proportion to their holdings, in complete liquidation and termination of the Target Fund; and

•the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about June 4, 2021.

1

After the Reorganization, what shares of the Acquiring Fund will I own?

Each Fund is a series of a registered open-end management investment company (i.e., a mutual fund).  In the Reorganization, you will receive the same class of shares in the Acquiring Fund as you currently own in the Target Fund. The Acquiring Fund shares you receive will have the same total value as your shares of the Target Fund, in each case measured as of the close of business on the date of the Reorganization.

How do the Funds’ fees and expenses compare?

Comparative Fee Tables.  The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund. Pro forma expenses project anticipated expenses of the Acquiring Fund following the Reorganization. Actual expenses may be greater or less than those shown. The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price. The Target Fund shareholders will not pay any front-end sales charge on any shares of the Acquiring Fund received as part of the Reorganization. However, the holding period related to any contingent deferred sales charge (“CDSC”) applicable to shares of the Target Fund will carry over to shares of the Acquiring Fund received as part of the Reorganization.

You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares—Class A Shares” below, and in each Fund’s prospectus in the section titled Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts and on page 44 of the Target Fund’s SAI (dated April 30, 2020) and page 103 of the Acquiring Fund’s SAI (dated January 30, 2021) in the section titled “Choosing a Class of Shares.” If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Expense ratios reflect annual fund operating expenses for the fiscal year ended December 31, 2020 for the Target Fund and the fiscal-year ended September 30, 2020 for the Acquiring Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of the beginning of the 12-month period ended September 30, 2020 and do not include the estimated costs of the Reorganization, which will be borne by Touchstone Advisors and not the Funds, whether or not the Reorganization is completed.

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	Touchstone Dynamic Diversified Income Fund Class A		Touchstone Credit Opportunities Fund Class A		Touchstone Credit Opportunities Fund after Reorganization (pro forma) Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		3.25%		3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		None		None
Wire Redemption Fee*	Up to $15		Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.20%		0.60%		0.60%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.00%		0.10%		0.10%	(4)
Other Operating Expenses	0.43%		0.66%		0.49%	(4)
Total Other Expenses	0.43%		0.76%		0.59%
Acquired Fund Fees and Expenses (AFFE)	0.52%		0.00%		0.00%	(4)
Total Annual Fund Operating Expenses	1.40%	(1)	1.61%		1.44%
Fee Waiver and/or Expense Reimbursement	(0.39)%	(2)	(0.43)%	(3)	(0.26)%	(5)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.01%	(1)(2)	1.18%	(3)	1.18%	(5)(6)

	Touchstone Dynamic Diversified Income Fund Class C		Touchstone Credit Opportunities Fund Class C		Touchstone Credit Opportunities Fund after Reorganization (pro forma) Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	1.00%		1.00%		1.00%
Wire Redemption Fee*	Up to $15		Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.20%		0.60%		0.60%
Distribution and/or Shareholder Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.00%		0.10%		0.10%	(4)
Other Operating Expenses	0.85%		0.91%		0.72%	(4)
Total Other Expenses	0.85%		1.01%		0.82%
Acquired Fund Fees and Expenses (AFFE)	0.52%		0.00%		0.00%	(4)
Total Annual Fund Operating Expenses	2.57%	(1)	2.61%		2.42%
Fee Waiver and/or Expense Reimbursement	(0.81)%	(2)	(0.68)%	(3)	(0.49)%	(5)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.76%	(1)(2)	1.93%	(3)	1.93%	(5)(6)

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	Touchstone Dynamic Diversified Income Fund Class Y		Touchstone Credit Opportunities Fund Class Y		Touchstone Credit Opportunities Fund after Reorganization (pro forma) Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		None		None
Wire Redemption Fee*	Up to $15		Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.20%		0.60%		0.60%
Distribution and/or Shareholder Service (12b-1) Fees	None		None		None
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.00%		0.10%		0.10%	(4)
Other Operating Expenses	0.62%		0.50%		0.55%	(4)
Total Other Expenses	0.62%		0.60%		0.65%
Acquired Fund Fees and Expenses (AFFE)	0.52%		0.00%		0.00%	(4)
Total Annual Fund Operating Expenses	1.34%	(1)	1.20%		1.25%
Fee Waiver and/or Expense Reimbursement	(0.58)%	(2)	(0.27)%	(3)	(0.32)%	(5)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.76%	(1)(2)	0.93%	(3)	0.93%	(5)
*The wire redemption fee is capped at $15. In addition, the wire redemption fee may not exceed two percent (2%) of the amount being redeemed.
(1) Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund's annual report for the fiscal year ended December 31, 2020.
(2) Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.49%, 1.24% and 0.24% of average daily net assets for Classes A, C and Y shares, respectively.  This contractual expense limitation is effective through April 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(3) Touchstone Advisors and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.08%, 1.83%, and 0.83% of average daily net assets for Classes A, C, and Y shares, respectively. This contractual expense limitation is effective through January 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(4) Other Expenses, Acquired Fund Fees and Expenses and Dividend and Interest Expenses on Securities Sold Short are estimated based on fees and expenses of the Acquiring Fund.
(5) Effective upon consummation of the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 1.08%, 1.83%, and 0.83% of

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average daily net assets for Classes A, C, and Y shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 3, including recoupment provisions, and will remain in effect for at least one year following the closing of the Reorganization.
(6) Effective on or about July 16, 2021 (the “Effective Date”), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of Classes A and C shares of the Acquiring Fund to 1.03% and 1.43% of average daily net assets, respectively. This contractual expense limitation agreement:(a) will have the terms described above in Footnote 3, including recoupment provisions, and will remain in effect for at least two years following the Effective Date, and (b) is contingent upon the reorganization of the AIG Senior Floating Rate Fund into the Acquiring Fund, which is expected to occur on or about the Effective Date.

Expense Example.  The example is intended to help you compare the cost of investing in each Fund and the Acquiring Fund (pro forma), assuming the Reorganization takes place. The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the operating expenses remain as shown above and that the contractual expense limitation agreement for the Acquiring Fund after the Reorganization (pro forma) is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption
Classes	1 Year	3 Years	5 Years	10 Years
Class A
Touchstone Dynamic Diversified Income Fund	$598	$885	$1,192	$2,064
Touchstone Credit Opportunities Fund	$441	$776	$1,133	$2,139
Acquiring Fund after Reorganization (Pro Forma Combined)	$441	$741	$1,062	$1,972
Class C
Touchstone Dynamic Diversified Income Fund	$279	$722	$1,293	$2,845
Touchstone Credit Opportunities Fund	$296	$747	$1,325	$2,894
Acquiring Fund after Reorganization (Pro Forma Combined)	$296	$708	$1,246	$2,719
Class Y
Touchstone Dynamic Diversified Income Fund	$78	$367	$679	$1,562
Touchstone Credit Opportunities Fund	$95	$354	$634	$1,431
Acquiring Fund after Reorganization (Pro Forma Combined)	$95	$365	$656	$1,483

	Assuming No Redemption
Class	1 Year	3 Years	5 Years	10 Years
Class C
Touchstone Dynamic Diversified Income Fund	$179	$722	$1,293	$2,845
Touchstone Credit Opportunities Fund	$196	$747	$1,325	$2,894
Acquiring Fund after Reorganization (Pro Forma Combined)	$196	$708	$1,246	$2,719
Portfolio Turnover.  Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Expense Example, affect the Funds’ performance.  As of its most recent fiscal year end, the portfolio turnover rates for the Target Fund and the Acquiring Fund were 32% and 115%, respectively.

How do the Funds’ performance records compare?

The bar charts and performance tables below illustrate some indication of the risks and volatility of investing in the Funds by showing changes in Fund performance from calendar year to calendar year and by showing how a Fund’s average annual total returns for one year, five years, and ten years (or since inception) compare with the Fund’s benchmarks. The bar charts do not reflect any sales charges, which would reduce your return.  The performance tables reflect any applicable sales charges. The Funds’ past performance (before and after taxes) does not indicate how the Funds will perform in the future. Updated performance is available at no cost by visiting TouchstoneInvestments.com or by calling (800) 543-0407.

On November 23, 2015, the Target Fund changed its name, principal investment strategies and sub-advisor.  Performance presented prior to such date is not attributable to the Target Fund's current sub-advisor, Wilshire Associates Incorporated. The

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Target Fund's performance shown below might have differed materially if Wilshire Associates Incorporated had managed the Fund pursuant to its current strategies prior to November 23, 2015.

On September 6, 2019, the Touchstone Credit Opportunities Fund, previously a series of Target Trust (the "Predecessor Fund"), was reorganized into the Acquiring Fund, a series of the Acquiring Trust. As a result of the reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Acquiring Fund. Financial and performance information prior to September 6, 2019 is that of the Predecessor Fund, which was managed by Ares using the same strategies as those of the Acquiring Fund.

Touchstone Dynamic Diversified Income Fund—Class A Shares Total Return as of December 31, 2020

Best Quarter: Second Quarter 2020 11.40%	Worst Quarter: First Quarter 2020 (17.02)%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account. After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

Average Annual Total Returns
For the periods ended December 31, 2020

	Target Fund
	1 Year	5 Years	10 Years
Touchstone Dynamic Diversified Income Fund — Class A
Return Before Taxes	(2.59)%	4.13%	4.69%
Return After Taxes on Distributions	(4.07)%	2.60%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(1.60)%	2.55%	3.21%
Touchstone Dynamic Diversified Income Fund — Class C
Return Before Taxes	0.70%	4.57%	4.68%
Touchstone Dynamic Diversified Income Fund — Class Y
Return Before Taxes	2.80%	5.64%	5.58%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
MSCI ACWI(2) (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
(1)The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
(2) The MSCI ACWI returns disclosed are net of withholding taxes.

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Touchstone Credit Opportunities Fund—Class A Shares Total Return as of December 31, 2020

Best Quarter: Second Quarter 2020 10.90%	Worst Quarter: First Quarter 2020 (16.21)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account. After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

Average Annual Total Returns
For the periods ended December 31, 2020

	Acquiring Fund
	1 Year	5 Years	Since Inception (8-31-15)
Class A
Return Before Taxes	(0.83)%	5.34%	4.54%
Return After Taxes on Distributions	(3.41)%	2.74%	2.07%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(0.59)%	2.99%	2.41%
Class C
Return Before Taxes	2.60%	5.81%	4.98%
Class Y
Return Before Taxes	4.71%	6.85%	5.96%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.67%	1.20%	1.13%
(1)The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Tax Information
Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a

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conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Will I be able to purchase, redeem, and exchange shares the same way?

Yes, after the Reorganization you will be able to purchase, redeem, and exchange shares of the Acquiring Fund the same way that you purchase, redeem, and exchange shares of the Target Fund.  For more information, see the sections titled “Choosing a Class of Shares—Buying and Selling Fund Shares” and “Choosing a Class of Shares—Exchange Privileges of the Funds.”

Will I be able to receive distributions the same way?

Like the Target Fund, the Acquiring Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains.  Each Fund declares and pays any net investment income dividends quarterly. After the Reorganization, the Acquiring Fund expects to continue to declare and pay any net investment income dividends quarterly. Each Fund makes distributions of capital gains, if any, at least annually. After the Reorganization, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in the Reorganization or, if you have so elected, distributed in cash.  Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable. For more information, see the section titled “Choosing a Class of Shares—Distribution Policy.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Touchstone Advisors serves as the investment advisor for each Fund. Each Fund’s sub-advisor and portfolio managers are set forth below.

	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Dynamic Diversified Income Fund	Wilshire	Nathan Palmer, CFA	Since November 2015	Managing Director, Portfolio Manager
		Anthony Wicklund, CFA, CAIA	Since November 2015	Managing Director, Portfolio Manager
Credit Opportunities Fund	Ares	Seth Brufsky	Since May 2019; managed the Predecessor Fund since its inception in August 2015	Partner and Co-Head of Global Liquid Credit
		Jason Duko	Since May 2019; managed the Predecessor Fund since its inception in August 2015	Partner and Portfolio Manager
		Chris Mathewson	Since September 2019	Partner and Portfolio Manager
		Kapil Singh	Since May 2019; managed the Predecessor Fund since 2018	Partner and Portfolio Manager

As described above, Touchstone Advisors and Ares will continue to serve as advisor and sub-advisor, respectively, to the Acquiring Fund following completion of the Reorganization. For additional information regarding Touchstone Advisors, the sub-advisor, and the portfolio managers, please see the section titled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Managers.”

What will be the primary federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization.  As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of K&L Gates LLP that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court

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from taking a contrary position.  See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.

Will there be any repositioning costs?

Prior to the Reorganization, the Target Fund is not expected to sell any of its portfolio securities in connection with its Reorganization.
After the Reorganization, it is estimated that the Acquiring Fund will sell approximately 99% of the Target Fund’s investment portfolios as of December 31, 2020. The Acquiring Fund will bear brokerage commissions or other transaction costs in connection with the repositioning. It is estimated that such portfolio repositioning would have resulted in transaction costs of approximately $281,000, or approximately $0.019 per share or 0.19% of the combined Fund net assets if such sales occurred on December 31, 2020. These transaction costs represent expenses of the Acquiring Fund that are not subject to the Fund’s expense cap and will be borne by the Acquiring Fund and indirectly borne by its shareholders (including former shareholders of the Target Fund if the Reorganization is completed). This portfolio repositioning is due to the fact that the Acquiring Fund has a different sub-advisor that utilizes a different investment strategy and process than the Target Fund. Namely, the Acquiring Fund mainly invests in a portfolio of individual debt securities, whereas the Target Fund gains market exposure almost entirely through investments in underlying funds.

COMPARISON OF INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES
AND RISKS

The Target Fund and the Acquiring Fund have similar investment goals, principal investment strategies, and risk factors, which are presented in the tables below. In addition to the investment goals and principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describe how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ principal investment strategies is described below under “Principal Risks.” Each Fund’s investment goal is non-fundamental, and may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect.
The Acquiring Fund’s goal is to seek absolute total return, primarily from income and capital appreciation, while the Target Fund’s goal is to seek to provide investors with current income. The Funds’ principal investment strategies are similar in that each Fund emphasizes income, however, the investment strategies differ in certain respects. For example, the Acquiring Fund invests in a wide array of debt securities while the Target Fund is a “fund-of-funds” that invests in a portfolio of fixed-income and equity-income oriented underlying funds.
After the Reorganization, all shareholders would continue to have exposure to an income-focused Fund that emphasizes current yield for investors.

Investment Goals and Principal Investment Strategies

	Target Fund	Acquiring Fund
Investment Goal	The Fund seeks to provide investors with current income.	The Fund seeks absolute total return, primarily from income and capital appreciation.

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Principal Investment Strategy
The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity-income oriented underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.

Under normal circumstances, the Fund generally expects to allocate 25-55% of its assets to equity funds (with an approximate target of 40%), 25-55% of its assets to fixed-income funds (with an approximate target of 40%), and 0-30% of its assets to alternative funds (with an approximate target of 20%).

The Fund may invest up to 45% of its assets in any individual underlying fund. Though not expected to be a substantial part of the overall strategy of the Fund, the Fund, through its investment in underlying funds, will gain exposure to additional strategies and instruments of the underlying funds, including: collateralized loan obligations, derivatives (such as futures contracts, options, and swaps), and real estate investments. Several of the underlying funds in which the Fund invests may invest without limit in securities of issuers outside of the United States. As a result, the Fund will have exposure to foreign markets (including emerging markets). The Fund, through its investment in underlying funds, may also be exposed to equity securities of companies of all market capitalizations, including small-, mid-, and large-cap companies.

The Fund invests, under normal circumstances, at least 80% of its assets (including the amount of borrowings for investment purposes) in U.S. and non-U.S. debt instruments. The Fund seeks to achieve its investment goal by investing in a wide array of debt securities or other debt instruments. The Fund may invest in debt instruments of any credit quality or rating and may invest without limit in loans, bonds and other debt instruments that are rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSRO”) (i.e., rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, deemed by the Fund’s sub-advisor, Ares Capital Management II, LLC (“Ares”), to be of comparable quality. These investments may include distressed or defaulted debt instruments. Securities rated below investment grade are sometimes referred to as “high yield” or “junk” bonds. The Fund's investment policies are based on credit ratings at the time of purchase.

In managing the Fund’s portfolio, Ares seeks to take advantage of opportunities presented from time to time in credit markets by systematically allocating and reallocating the Fund’s assets among core investments and opportunistic investments as credit market conditions change.

The Fund’s core investments include the following:

–Opportunistic Liquid Credit—The Fund seeks to generate current income with attractive relative value by investing in senior secured and unsecured debt of U.S. and non-U.S. companies.
–Structured Credit—The Fund seeks to generate current income and capital appreciation by investing in debt and equity securities of collateralized loan obligations in the U.S. and globally.
–Special Situations—The Fund seeks capital appreciation by investing in distressed U.S. and non-U.S. corporate loans and bonds that trade at significant discounts to par value.

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The Fund’s sub-advisor, Wilshire Associates Incorporated (“Wilshire”), seeks to develop an optimal model allocation among underlying funds that seeks to maximize “income efficiency,” or yield achieved per unit of risk. The Fund primarily invests in fixed-income and equity-income oriented funds, ETFs, and ETNs and is dynamically managed as yield and volatility environments change.

Wilshire, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class, the underlying funds or other securities in each asset class (including the addition or removal of funds from the universe of underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

–Hedges—The Fund engages in short selling, futures contracts, total return and interest rate swaps, pairs trades and options transactions in an attempt to achieve downside protection and reduce portfolio volatility. The Fund’s hedging strategies may include, among other things, entering into synthetic credit index short positions, single security short selling, pairs trades, futures contracts, total return and interest rate swaps, and certain options transactions.

Rule 144A Securities	The Fund may also invest, directly or through an underlying fund, in securities that may be offered and sold to only qualified institutional buyers under Rule 144A of the 1933 Act.	The Fund may also invest in securities that may be offered and sold to only qualified institutional buyers under Rule 144A of the 1933 Act.
Distressed Securities	The Fund may also invest, directly or through an underlying fund, in stressed or distressed securities.	In addition, the Fund may make opportunistic investments from time to time in stressed and distressed securities, including debtor-in-possession loans (sometimes referred to as “DIP” loans), exit financings, rescue financings, and post-bankruptcy equity securities, as well as preferred stock, convertible debt, and other securitized vehicles. DIP loans are a special kind of financing meant for companies that are financially distressed and in bankruptcy. Such loans typically have priority over existing debt, equity and other claims.

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Corporate Loans	The Fund may also invest, directly or through an underlying fund, in corporate loans.	The corporate loans (commonly referred to as “bank loans”) in which the Fund invests are typically senior in payment priority and secured by a lien on the borrower’s assets. These corporate loans may include second lien loans, mezzanine loans and, to a limited extent, DIP loans. The capacity of a company to borrow and the quality of the credit underlying a corporate loan are typically determined based upon one or more of the projected cash flows of the borrower, the enterprise value of the borrower or the asset value of the collateral supporting any liens.

Corporate Debt Securities	The Fund may also invest, directly or through an underlying fund, in corporate loans.	The corporate debt securities, including high yield bonds, and other similar debt instruments in which the Fund invests are typically unsecured and may be subordinated in payment priority to other debt of the borrower. The terms governing these debt instruments may include features that can result in principal appreciation under certain circumstances. The capacity of a company to issue debt securities or other similar debt instruments and the quality of the credit underlying a company’s debt securities or other similar debt instruments are typically determined based upon the projected cash flows of the borrower, the enterprise value of the borrower or both.
A comparison of the Target Fund's and Acquiring Fund's fundamental investment limitations is set forth in Exhibit B hereto.

Principal Risks

Each Fund’s share price will fluctuate. You could lose money on your investment in the Funds and the Funds could also return less than other investments. Investments in the Funds are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that a Fund will achieve its investment goal. You can find more information about the Funds’ investments and risks under the “Principal Investment Strategies and Risks” section of the Funds’ prospectus.

The Target Fund has substantially the same principal risks as the Acquiring Fund, except that the Target Fund is subject to risks that are particular to investing in underlying mutual funds, ETFs and ETNs. The Target Fund’s underlying funds are subject to risks such as passive investment risk, tracking error risk, and sector focus risk, among other risks associated with an underlying portfolio primarily comprised of other funds. Additionally, the Target Fund and Acquiring Fund are managed by different sub-advisers and may be subject to differing levels of risk due to differences in the styles and investment processes of the sub-advisers. The principal risks applicable to each Fund are identified in the table below. Following the table is a description of the principal risks. The risks summarized below are not intended to provide shareholders with any indication of the Funds’ relative risk/return profiles.

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	Dynamic Diversified Income Fund (Target Fund)(1)	Credit Opportunities Fund Fund (Acquiring Fund)
Derivatives Risk	X	X
Forward Currency Exchange Contract Risk	X
Futures Contracts Risk	X	X
Leverage Risk	X	X
Options Risk	X	X
Swap Agreement Risk	X	X
Fund-of-Funds Structure Risk	X
Equity Securities Risk	X	X
Large-Cap Risk	X
Mid-Cap Risk	X
Preferred Stock Risk	X	X
Real Estate Investment Trust Risk	X
Small-Cap Risk	X
Fixed-Income Risk	X	X
Asset-Backed Securities Risk	X
Corporate Loan Risk	X	X
Credit Risk	X	X
Interest Rate Risk	X	X
Investment-Grade Debt Securities Risk	X
Mortgage-Backed Securities Risk	X
Non-Investment-Grade Debt Securities Risk	X	X
Prepayment Risk	X
Stressed and/or Distressed Securities Risk	X	X
U.S. Government Securities Risk	X
Collateralized Loan Obligations Risk	X	X
Convertible Securities Risk	X	X
Counterparty Risk	X	X
Foreign Securities Risk	X	X
Depositary Receipts Risk	X
Emerging Markets Risk	X
Economic and Market Events Risk	X	X
Management Risk	X	X
Liquidity Risk	X	X
Non-Diversification Risk	X	X
Pay-In-Kind Bonds Risk	X	X
Portfolio Turnover Risk	X
Real Estate Industry Risk	X
Rule 144A Securities Risk	X	X
Short Sales Risk	X	X
Value Investing Risk	X
(1) Includes the principal risks of an investment in the Fund and the principal risks of investing in the underlying funds.

Derivatives Risk: The use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates, and the risk that the derivative may not have the intended effects. The use of derivatives to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency

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exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•Futures Contracts Risk: The risks associated with an underlying fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•Leverage Risk: Leverage occurs when an underlying fund uses derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds an underlying fund’s initial investment. The use of leverage magnifies changes in an underlying fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund's overall returns. There can be no guarantee that a leveraging strategy will be successful.

•Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

•Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the underlying fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in mutual funds, shareholders indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting an optimal mix of underlying funds.

Additionally, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), which include different risks than investing in another investment company. Risks of investing in an underlying ETF include the risks of the underlying securities of the index the ETF is designed to track. Further, at times, the portfolio composition and performance of the ETF may not match that of the index. The market price of an ETF's shares may trade at a discount or premium to its NAV and may vary significantly form the NAV of the ETF's shares during periods of market volatility or reduced liquidity. The risks of investing in an underlying ETN include the risks associated with the assets composing the underlying benchmark strategy the ETN is designed to track.

Equity Securities Risk: An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the underlying fund’s shares.

•Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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•Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•Real Estate Investment Trust Risk: Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates and increases in property taxes. Additionally, REITs typically incur fees that are separate from those of an underlying fund.

•Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk: The market value of an underlying fund’s fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund’s fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund’s maturity or duration, the more sensitive the value of an underlying fund’s shares will be to changes in interest rates.

•Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•Corporate Loan Risk: The corporate loans in which an underlying fund invests may be rated below investment grade. As a result, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities. There is a high risk that an underlying fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. Direct investments in loans may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.

•Credit Risk: The fixed-income securities in an underlying fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.

•Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization ("NRSRO") to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•Mortgage-Backed Securities Risk: Some underlying funds may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and

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principal. There is a high risk that an underlying fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of an underlying fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of an underlying fund.

•Stressed and Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities. Distressed securities bear a substantial risk of default, and may be in default at the time of investment. An underlying fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all. Distressed securities will likely be illiquid and may be subject to restrictions on resale.

•U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Collateralized Loan Obligations Risk: Typically, collateralized loan obligations (“CLOs”) are privately offered and sold, and thus are not registered under the securities laws. As a result, an underlying fund may in certain circumstances characterize its investments in CLOs as illiquid. In assessing liquidity, an underlying fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that an underlying fund may invest in a subordinate tranche of a CLO.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with an underlying fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an underlying fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•Depositary Receipts Risk: Foreign receipts, which include ADRs, GDRs, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-

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income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.

Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.

Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund. This risk also applies to the Fund, which may engage in active and frequent trading of underlying funds resulting in increased transaction costs to the Fund.

Real Estate Industry Risk: Since an underlying fund’s investments may be concentrated in the real estate industry, it is subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.

Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements. Investing in Rule 144A securities may reduce the liquidity of the Fund's portfolio if an adequate institutional trading market for these securities does not exist. Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.

Short Sales Risk: In a short sale, an underlying fund sells a security or other financial instrument, such as a futures contract, that it does not own. To complete the transaction, the underlying fund must borrow the security to make delivery to the buyer. An underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. If the price of the security sold short rises between the time an underlying fund sells the security short and the time an underlying fund replaces the security sold short, an underlying fund will realize a loss on the transaction.

Value Investing Risk: Value investing presents the risk that an underlying fund’s security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of a larger effort to consolidate multiple Funds with low asset levels, substantially the same fundamental investment limitations, and similar investment goals and investment strategies and techniques. The Reorganization has the potential to provide efficiencies and economies of scale for the combined Fund.  At a meeting held on November 19, 2020, the Board of Trustees of each Trust, including the Independent Trustees, determined that the Reorganization was in the best interests of its respective Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of

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the Reorganization.  The Board approved the Reorganization and recommended that shareholders of the Target Fund approve the Reorganization at the Special Meeting.

In evaluating the Reorganization, the Board of Trustees of each Trust requested and reviewed, with the assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment advisor to the Funds.  These materials included information regarding the operations and financial conditions of the Funds and the principal terms and conditions of the Reorganization, including that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  The Board of Trustees of each Trust considered the following factors, among others:

•the investment goals, principal investment strategies, sub-advisor and portfolio managers of the Funds;

•the historical investment performance record of the Funds;

•the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve economies of scale than either Fund operating individually;

•the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses;

•the anticipated benefits to the Funds, including operating efficiencies, that may be achieved from the Reorganization;

•that the expenses of the Reorganization would not be borne by the Funds’ shareholders;

•the terms and conditions of the Reorganization, including the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

•the Reorganization is intended to be a tax-free reorganization for federal income tax purposes; and

•alternatives available to shareholders of the Target Fund, including the ability to redeem their shares.

During their assessment, the Board of Trustees of each Trust met with independent legal counsel regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board of Trustees of each Trust concluded that the Reorganization would be in the best interests of its respective Fund and the interests of existing shareholders of its Fund would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

A form of the Plan is set forth in Exhibit A.  The Plan provides that all the assets of the Target Fund will be transferred to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund on or about June 4, 2021 or such other date as may be agreed upon by the parties (the “Closing Date”).  The class or classes of the Acquiring Fund shares that you will receive in connection with the Reorganization will be the same as the class or classes of the Target Fund shares that you own immediately prior to the closing of the Reorganization.

Prior to the close of business on the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations.  In addition, prior to the close of business on the Closing Date, for tax reasons, the Target Fund will distribute to its shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date, all of the Target Fund’s net tax-exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax).

The Bank of New York Mellon, the sub-administrator for the Funds, will compute the value of the Target Fund’s portfolio of securities.  The method of valuation employed will be consistent with the valuation procedures described in the Target Trust’s

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declaration of trust and the Target Fund’s prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

As soon after the closing as practicable, the Target Fund will distribute pro rata by class to its shareholders of record as of the time of such distribution the full and fractional shares of the Acquiring Fund received by the Target Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent.  Each account will receive the respective pro rata number of full and fractional shares of the appropriate class of the Acquiring Fund due a Target Fund shareholder. All issued and outstanding shares of the Target Fund will be cancelled.  After these distributions and the winding up of its affairs, the Target Fund will be terminated.

The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan.  The Plan may be terminated (1) by the mutual agreement of the Target Fund and the Acquiring Fund; or (2) at or prior to the closing by either party (a) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Reorganization is completed, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganization.

Description of the Securities to be Issued

Shareholders of the Target Fund as of the closing will receive full and fractional shares of the Acquiring Fund in accordance with the terms of the Plan. The shares of the Acquiring Fund to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  Shares of the Acquiring Fund to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to:  an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, conversion or other integrated transaction; a person with “applicable financial statements” within the meaning of Section 451(b) of the Code; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from the law firm of K&L Gates LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:

(i)            The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

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(ii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(iii)          No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)          No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Plan, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v)           The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Plan will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(vi)          The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

(vii)         The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid tax), if any, for all periods through the Closing Date.  Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below.  Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.

If portfolio assets of the Target Fund are sold prior to the Reorganization in the ordinary course of business, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis (after taking into account any available capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

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The Reorganization will cause the tax year of the Target Fund to close.  After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type.  Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

As of December 31, 2020, for federal income tax purposes, the Target Fund had $4,199,957 in capital loss carryforwards. As of September 30, 2020, for federal income tax purposes, the Acquiring Fund had $19,706,374 in capital loss carryforwards.
As of December 31, 2020, for federal income tax purposes, the Target Fund had net unrealized gains (losses) of $743,591.
In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues.  You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of September 30, 2020.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund as of September 30, 2020 after giving effect to the Reorganization and assuming the Reorganization occurred as of September 30, 2020.  These numbers may differ as of the closing date of the Reorganization.

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	Touchstone Dynamic Diversified Income Fund		Touchstone Credit Opportunities Fund		Pro Forma Adjustments		Touchstone Credit Opportunities Fund (Proforma)
Net Assets (all classes)(1)	$54,703,951	$54,703,951	$87,383,287	$87,383,287			$142,087,238	$142,087,238
Class A
Net assets	$44,642,041	$44,642,041	$5,597,018	$5,597,018			$50,239,059	$50,239,059
Shares outstanding	3,669,748	3669748	592,239	592239	1,054,278	(2)	5,316,265	5316265
Net asset value per share	$12.16	$12.16	$9.45	$9.45			$9.45	$9.45
Class C
Net assets	$2,503,116	$2,503,116	$2,245,915	$2,245,915			$4,749,031	$4,749,031
Shares outstanding	204,294	204294	244,775	244775	68,377	(2)	517,446	517446
Net asset value per share	$12.25	$12.25	$9.18	$9.18			$9.18	$9.18
Class Y
Net assets	$7,558,794	$7,558,794	$36,558,075	$36,558,075			$44,116,869	$44,116,869
Shares outstanding	620,005	620005	3,819,258	3819258	169,838	(2)	4,609,101	4609101
Net asset value per share	$12.19	$12.19	$9.57	$9.57			$9.57	$9.57
Institutional Class(3)
Net assets	N/A		$42,982,279	$42,982,279			$42,982,279	$42,982,279
Shares outstanding	N/A		4,462,327	4,462,327			4,462,327	4,462,327
Net asset value per share	N/A		$9.63	$9.63			$9.63	$9.63
(1)                       Touchstone Advisors, and not the Funds, will bear 100% of the Reorganization expenses, which are estimated to be approximately $50,000, whether or not the Reorganization is completed.
(2)                       Pro forma shares outstanding have been adjusted for the accumulated change in the number of the Acquiring Fund’s shareholder accounts based on the relative value of each Fund’s net asset value per share as of September 30, 2020.
(3)    Institutional Class shares of the Acquiring Fund are not involved in the Reorganization.

THE FUNDS’ MANAGEMENT

The Funds have the same investment advisor.

Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of December 31, 2020, it had approximately $25.9 billion in assets under management.
Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:
•    level of knowledge and skill;
•    performance as compared to its peers or benchmark;
•    consistency of performance over 5 years or more;
•    level of compliance with investment rules and strategies;
•    employees;
•    facilities and financial strength; and

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•    quality of service.
Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any material changes in the Fund’s sub-advisory arrangements. After the Reorganization, Touchstone Advisors and the Trust will continue to rely on this exemptive order.
Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.
Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

Investment Advisory Fee
Dynamic Diversified Income Fund*	0.20% on the first $1 billion of average daily net assets;
0.175% on the next $1 billion;
0.15% on the next $1 billion; and
0.125% on the assets over $3 billion
Credit Opportunities Fund	0.60%
*The investment advisory fee for the Dynamic Diversified Income Fund does not include investment advisory fees of the underlying Touchstone mutual funds in which the Fund invests.

The annual fee rate below is the fee paid to Touchstone Advisors by each Fund for the Fund’s most recent fiscal year end and is net of any advisory fee waivers and/or expense reimbursements, which are discussed in more detail below.  Touchstone Advisors, and not the Funds, pays sub-advisory fees to each sub-advisor from its advisory fee.

•Target Fund: 0.04%
•Acquiring Fund: 0.47%

Sub-Advisors and Portfolio Managers

Dynamic Diversified Income Fund
Wilshire Advisers, LLC (“Wilshire”), located at 1299 Ocean Avenue, Santa Monica, California 90401, serves as sub-advisor to the Dynamic Diversified Income Fund. Wilshire also serves as sub-advisor to the following funds within the Touchstone fund complex: the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund and Touchstone Dynamic Global Allocation Fund. Wilshire is a registered investment advisor founded in 1972. Wilshire advises more than $1.2 trillion in assets under management as of December 31, 2020. Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific. Each Wilshire portfolio manager listed below is jointly and primarily responsible for the management of the Fund's portfolio.
Portfolio Managers

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Nathan Palmer, CFA, is a Managing Director of Wilshire and Head of Wilshire Funds Management’s Portfolio Management Group. Mr. Palmer has more than 21 years of industry experience and is responsible for creating multi-asset class, multi-manager investment solutions for financial intermediary clients. Prior to joining Wilshire in 2011, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors since 2009.

Anthony Wicklund, CFA, CAIA, is a Managing Director of Wilshire Associates and a Portfolio Manager with Wilshire Funds Management. Mr. Wicklund has more than 18 years of industry experience and is a portfolio manager for multi-manager portfolios, including target-risk, target-date, and alternative portfolios for a range of financial intermediary clients. Prior to joining Wilshire Associates in 2013, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm’s investment risk management and operational due diligence efforts.
Credit Opportunities Fund
Ares Capital Management II LLC (“Ares”), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as sub-advisor to the Credit Opportunities Fund. Ares is a wholly-owned subsidiary of Ares Management LLC (“Ares Management”), which is a wholly-owned subsidiary of Ares Management Corporation, a publicly traded, leading global alternative investment manager that operates four distinct but complementary investment groups which invest across Credit, Private Equity, Real Estate and Strategic Initiatives. As sub-advisor, Ares makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Founded in 1997, the firm is headquartered in Los Angeles with offices across the United States, Europe, Asia and Australia(1) and has over 1,445 employees. As of December 31, 2020, Ares Management LLC and its affiliates (including Ares) had approximately $197 billion in assets under management(2), more than 1,445 employees, and over 525 investment professionals covering investments in over 2,600 companies across approximately 60 industries.
(1)Ares has a presence in Sydney, Australia through its joint venture, Ares Australia Management Pty Ltd (AAM), with Fidante Partners Limited, a wholly owned subsidiary of Challenger Limited. Certain offices refer to locations operated by third parties with whom SSG Capital Holdings Limited maintains an ongoing relationship relating to the sourcing, acquisition and/or management of investments.
(2)As of December 31, 2020, assets under management amounts include capital available to vehicles managed or co-managed by Ares and its affiliates, including funds managed by Ivy Hill Asset Management, L.P., a wholly-owned portfolio company of Ares Capital Corporation and a registered investment adviser.

The following individuals will be jointly and primarily responsible for the management of the Fund’s portfolio.
Seth Brufsky, Partner, Co-Head of Global Liquid Credit. Mr. Brufsky is a Partner in the Ares Credit Group, Co‐Head of Global Liquid Credit, Portfolio Manager and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of the Ares Dynamic Credit Allocation Fund, Inc. (NYSE:ARDC). Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and an M.B.A., with honors, from the University of Southern California Marshall School of Business in Finance, where he was awarded the Glassick Scholarship for academic achievement.
Jason Duko, Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Mr. Duko also serves as a Vice President of Ares Dynamic Credit Allocation Fund, Inc. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC., where he focused on its leveraged loan business, portfolio management, trading decisions and marketing. He also held positions at Nomura Corporate Research and Asset Management and ING Pilgrim Research. Mr. Duko holds a B.S. from Arizona State University in Finance, where he was a Barrett Honors College Graduate.
Chris Mathewson, Partner and Portfolio Manager. Mr. Mathewson is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares’ U.S. high yield credit strategies. Additionally, he

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serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2006, Mr. Mathewson was an Analyst in the Communications and Media Investment Banking Group at Lehman Brothers, where he focused on creating financial models, performing valuation analysis and conducting due diligence. Mr. Mathewson holds a B.A. from Dartmouth College in Economics.
Kapil Singh, Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares’ U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Liquid Credit Allocation Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was Co-Portfolio Manager and Senior Credit Analyst at Four Corners Capital, a subsidiary of Macquarie Funds Group. He also held positions at Bradford & Marzec, PPM America and Heller Financial. Mr. Singh holds a B.S. from the University of Illinois, Urbana-Champaign College of Business in Finance and an M.B.A. from Northwestern University, Kellogg School of Management in Strategy and Finance. Additionally, Mr. Singh is a CFA® charterholder.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board’s approval of the advisory agreement between the Target Trust, on behalf of the Target Fund, and Touchstone Advisors, and the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and Wilshire, with respect to the Target Fund, is included in the Target Fund’s December 31, 2020 Annual Report. A discussion of the basis for the Board of Trustees of the Acquiring Trust’s approval of the advisory agreement between the Acquiring Trust, on behalf of the Acquiring Fund, and Touchstone Advisors, and the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and Ares, with respect to the Acquiring Fund, is included in the Fund’s March 31, 2020 Semi-Annual Report.

Expense Limitation Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure that each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”)) do not exceed the contractual expense limits set forth in the table below.  The Funds bear the costs of Excluded Expenses. The contractual expense limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees, and other anticipated class specific expenses, if applicable.  Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by a Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or reimbursed expenses for the Fund.  A Fund will make repayments to Touchstone Advisors only to the extent that such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Fees waived and expenses reimbursed by Touchstone Advisors with respect to the Target Fund prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.

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Fund	Expense Limit	Effective Through
Touchstone Dynamic Diversified Income Fund
Class A	0.49%	April 29, 2022
Class C	1.24%	April 29, 2022
Class Y	0.24%	April 29, 2022
Touchstone Credit Opportunities Fund(1)
Class A	1.08%	January 29, 2022
Class C	1.83%	January 29, 2022
Class Y	0.83%	January 29, 2022
(1) The expense limit for each class of the Acquiring Fund will be effective for at least one year following the Reorganization.

Other Service Providers

The Funds have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrative Agent	The Bank of New York Mellon
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

CHOOSING A CLASS OF SHARES

Share Class Offerings.  The Acquiring Fund is offering the following classes of shares pursuant to this Proxy Statement/Prospectus and the SAI: Class A, Class C and Class Y. Each class of shares has different sales charges and distribution fees. You will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization. However, additional purchases, exchanges and redemptions of shares of the Acquiring Fund will be subject to any sales loads, commissions, and other similar fees applicable to the Acquiring Fund. For additional information regarding sales charges, sales charge reductions and waivers, and distribution fees applicable to the Acquiring Fund shares not offered in this Proxy Statement/Prospectus and the SAI, see the sections titled “Choosing a Class of Shares” and “Investing with Touchstone” in the Acquiring Fund’s prospectus.

Class A Shares

The offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge.  The following table compares the amount of front-end sales charge you would pay on purchases of Class A shares of the Target Fund and Acquiring Fund, respectively.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

You will not pay any front-end sales charge in connection with the shares you will receive in the Reorganization.

Target Fund

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Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None*
*Touchstone Securities (as defined below) may pay a finder’s fee of up to 1.00% on qualifying assets to dealers who initiate purchases of Class A shares of $1,000,000 or more, and subsequent purchases further increasing the size of a purchaser's account value. However, if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 1.00%.

Acquiring Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.35%
$250,000 but less than $500,000	1.50%	1.52%	1.40%
$500,000 or more	0.00%	0.00%	None*
* Touchstone Securities (as defined below) may pay a finder’s fee of up to 1.00% on qualifying assets to dealers who initiate purchases of Class A shares of $500,000 or more, and subsequent purchases further increasing the size of a purchaser's account value. However, if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 0.50%.

Waiver of Class A Sales Charge.  Purchases in the amount of $1 million or more of Class A shares are not subject to a front-end sales charge and are sold at NAV. For these purchases, Touchstone Securities, Inc. (“Touchstone Securities”) may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%. In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within one year of your purchase. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring Fund pursuant to the Reorganization, and the holding period applicable to your Target Fund shares for purposes of the CDSC will carry over to the shares of the Acquiring Fund that you receive in the Reorganization.

Class C Shares

Class C shares are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring Fund pursuant to the Reorganization, and the holding period applicable to your Target Fund shares for purposes of the CDSC will carry over to the shares of the Acquiring Fund that you receive in the Reorganization. Class C shares are subject to an annual Rule 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares. Touchstone Securities intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Effective June 30, 2020, Class C shares of a Fund will automatically convert into Class A shares of the same Fund after they have been held for 8 years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If

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you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares 8 years after the effective date of this policy. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.

Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC.  In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Buying and Selling Fund Shares

Each Fund has the same minimum investment requirements, which are set forth in the chart below.

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Existing Class A and Class C shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper redemption request. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in each Fund’s SAI) or by selling other Fund assets. Under unusual circumstances, such as a market emergency, when its Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed by tendering portfolio securities of the Fund taken at current value in order to meet the redemption request. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemptions in-kind for certain Fund shares held by ReFlow Fund, LLC, a liquidity program designed to provide an alternative liquidity sources for mutual funds experiencing net redemptions of their shares. For more information about buying and selling shares, see the section “Investing with Touchstone” in each Fund’s prospectus or call (800) 543-0407.

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Exchange Privileges of the Funds

Each Fund has the same exchange privileges.  The Funds are subject to the exchange privileges listed below.

Class A shares may be exchanged into Class A shares of any other fund managed by Touchstone Advisors (a “Touchstone Fund”) at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class Y shares of the Funds are exchangeable for Class Y shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.

You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You should carefully review the disclosure provided in each Fund’s prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.  Touchstone Funds that are closed to new investors may not accept exchanges.

You may realize a taxable gain if you exchange shares of a Fund for shares of another fund.

Distribution Policy

Each Fund intends to distribute to its shareholders substantially all of its net income and net capital gains.  Dividends, if any, are declared and paid quarterly by each Fund.  After the Reorganization, the Acquiring Fund expects to continue to declare and pay dividends of net investment income, if any, quarterly. Each Fund makes distributions of net capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

After the Reorganization, shareholders of the Target Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in the same class of shares of the Acquiring Fund as they owned in the Target Fund.  Shareholders of the Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.

The Funds have each qualified and intend to remain qualified (for the Target Fund, through the Closing Date) to be treated as a regulated investment company under the Code.  To remain qualified as a regulated investment company, a Fund must, among other things, distribute at least 90% of its net taxable and tax-exempt income and diversify its holdings as required by the Code.  While so qualified, so long as a Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans. Each Fund has adopted distribution plans, with respect to its Class A and Class C shares, under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to

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0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.  Class Y shares and Institutional Class shares are not subject to a fee pursuant to a Rule 12b-1 plan.  For more information on these plans, please see the section titled “Rule 12b-1 Distribution Plans” in each Fund’s prospectus.

Additional Compensation to Financial Intermediaries. Touchstone Securities, the Trusts’ principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Funds or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although each Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section titled “Distribution and Shareholder Servicing Arrangements—The Distributor” in each Fund’s SAI.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a summary of certain important provisions of the governing instruments and governing laws applicable to each Trust, but is not a complete description.  Further information about a Trust’s governance structure is contained in the applicable Fund’s SAI and the Trust’s governing documents, which are on file with the SEC.

Organization and Governing Law.  The Funds are open-end, management investment companies.  The Target Fund is a series of Touchstone Strategic Trust, a Massachusetts business trust.  The Acquiring Fund is a series of Touchstone Funds Group Trust, a Delaware statutory trust.  A Fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A Fund organized as a series of a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments.  The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of its Board of Trustees (for purposes of the table below, each a “Board” or the “Trustees”).  The primary differences between the Trusts relate to the form of organization, the right to call shareholder meetings, and the votes required for approval of reorganizations and liquidations, as further detailed below.

	Touchstone Strategic Trust	Touchstone Funds Group Trust
Form of Organization:	Massachusetts business trust	Delaware statutory trust

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Preemptive Rights:	None	None
Conversion Rights:	Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of shares of any series shall have the right to convert said shares into shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Trustees.	Shareholders shall have the right to exchange shares for shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Trustees.
Shareholder Meetings:	The Fund is not required to hold annual shareholder meetings under its declaration of trust and by-laws.	The Fund is not required to hold annual shareholder meetings under its declaration of trust and by-laws.
Right to Call Shareholder Meetings:	A meeting of the shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any matter deemed by the Trustees to be necessary or desirable. A special meeting of shareholders shall be called by the Trustees for the purpose of voting on the removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than 10% of the shares outstanding. If the Trustees fail to call or give notice of any meeting of shareholders for a period of 30 days after written application by shareholders holding at least 25% of the shares outstanding requesting a meeting be called for any other purpose requiring action by the shareholders then holding at least 25% of the shares outstanding may call and give notice of such meeting.	Meetings of the shareholders may be called by the Trustees for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the declaration of trust or by the by-laws. Meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of shareholders for the purpose of electing or removing Trustees may be called by the Trustees upon their own vote or upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate. A meeting of the shareholders may be called at any time by the Board or by the Chair of the Board or by the President.
Notice of Meetings:	Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.	Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days, but not more than 75 days, before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust. The notice shall specify the place, date and hour of the meeting, and the general nature of the business to be transacted.
Record Date for Meetings:	The Trustees may close the transfer books for such period not exceeding 30 days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any shareholders meeting.	The Trustees may fix a time, which shall not be more than ninety days, nor less than seven days, before the date of any meeting of shareholders, as the record date for determining the shareholder of such series or class having the right to notice of and to vote at such meeting and any adjournment thereof.
Quorum for Meetings and Adjournments:	A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.	Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, 40% of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. Any meeting of shareholders may be adjourned by a majority of the votes properly cast upon the question of adjourning a meeting, whether or not a quorum is present.

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Shareholder Votes Required for Approval of Matters at Meetings:	A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the declaration of trust or the by-laws.	When a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law.
Vote Required for Election of Trustees:	A plurality of the shares voted, at a meeting at which a quorum is present, shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the declaration of trust or the by-laws.	When a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law.
Votes Required for Approval of Reorganization:
Except as provided by the 1940 Act, a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of Trustees) may consent to or participate in any plan for the reorganization, consolidation or merger of any series. A majority of shareholders shall have the power to vote with respect to any termination or reorganization of the Trust or any series; provided however, that for a Fund created on or after November 17, 2011, the termination or reorganization of a series may be authorized by vote of a majority of the Trustees without shareholder approval, unless shareholder approval is required by the 1940 Act, then such reorganization must be approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of outstanding voting shares of that series, as defined in the 1940 Act.(2)

The Trustees may cause the Trust, its series, or its shares to be merged into, consolidated with, converted into, or exchanged with beneficial interests in another trust or company, as authorized by the vote of a majority of the outstanding shares so affected.

Notwithstanding the above, any series created on or after August 14, 1998 may (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, without the approval of shareholders of such series if the transaction is authorized by vote of a majority of the trustees.

Votes Required for Liquidation of a Fund:
The liquidation of any series may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting shares of that series, as defined in the 1940 Act(2); provided however, that for a Fund created on or after November 17, 2011, the liquidation may be authorized by vote of a majority of the Trustees without shareholder approval.
Any series may be terminated at any time by a vote of a majority of the shares of that series or by the Trustees by written notice to the shareholders of the series.
Removal of Trustees:	Any Trustee may be removed with or without cause (i) by written instrument signed by at least two-thirds of the Trustees, (ii) by a vote of shareholders holding not less than two-thirds of the shares outstanding cast in person or by proxy at a meeting called for that purpose or (iii) by a declaration in writing signed by shareholders holding not less than two-thirds of the shares outstanding.	Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.

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Personal Liability of Trustees, Officers and Shareholders:
A Trustee or officer shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or such officer. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment advisor or principal underwriter of the Trust, nor shall any trustee be responsible for the act or omission of any other Trustee. Trustees shall not be liable for errors of judgment or mistakes of fact or law. Trustees may take advice of counsel or other experts with respect to the operation of the Trust and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. Neither the Trust, Trustees or officers, employees or agents shall have the power to bind personally any shareholder or call upon any shareholder for the payment other than such as the shareholder may at any time personally agree to pay.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees shall be conclusively deemed to have been issued, executed or done only in or with respect to their capacity as a Trustee and such Trustee shall not be personally liable thereon.

Indemnification of Trustees:
The Trust shall indemnify each of its Trustees and officers against all liabilities and expenses incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, before any court or legislative body, in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.(1)
The Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to their duties as trustees, except with respect to liability to the Trust or any shareholder to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Rights of Inspection:	The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.	The declaration of trust and each amendment shall be kept at the office of the Trust where it may be inspected by any shareholder. The by-laws, as amended from time to time, shall be open to inspection by the shareholders at all reasonable times during office hours. Minutes and accounting books and records shall be open to inspection upon the written demand by any shareholders at any reasonable time during usual business hours of the Trust for a purpose reasonably related to the holder’s interests as a shareholder.
Number of Authorized Shares; Par Value:	Unlimited; no par value per share.	Unlimited; $0.01 par value per share.

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Number of Votes:	Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. There shall be no cumulative voting in the election of Trustees.	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.
Amendment of Governing Instruments:	The declaration of trust may be amended by an instrument in writing signed by a majority of the Trustees, when authorized to do so by a vote of a majority of shareholders, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity, which shall not require authorization by a shareholder vote. No amendment shall repeal the limitations on personal liability of any shareholder or Trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved.

The by-laws may be amended or repealed by a majority of the Trustees at a meeting or by writings signed by such majority.
The declaration of trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Trustees and, if required, by approval of such amendment by a majority of shareholders.

The by-laws may be amended or repealed by the affirmative vote or written consent or a majority of shareholders or by the Trustees.

(1) Such rights to indemnification are not exclusive and do not affect any other rights the trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.  There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.
(2) Under the 1940 Act, the vote of a majority of outstanding voting shares means the vote, at an annual or special meeting of shareholders of the fund, of the lesser of (i) 67% or more of the voting securities of the fund present at such meeting, if the holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund.
Shares.  When issued and paid for in accordance with their respective prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Trust’s Board of Trustees, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash, or in additional Fund shares.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes. The declaration of trust of each Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the shares of the series and classes.

Submission of Shareholder Proposals. The declaration of trust and by-laws of each Trust do not contain provisions requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although federal securities laws, which apply to each Fund, require that certain conditions be met to present any proposals at shareholder meetings.

VOTING INFORMATION CONCERNING THE SPECIAL MEETING

Solicitation of Proxies. The purpose of the Special Meeting is set forth in the accompanying Notice. Proxies are being solicited by the Board on behalf of the Target Fund.  The proxies will be voted at the Special Meeting of shareholders of the Target Fund.  The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors regardless of whether the Plan is approved by shareholders or the Reorganization is completed.

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The Target Fund has engaged the services of Broadridge (the “Solicitor”) to assist in the solicitation of proxies for the Special Meeting. The Solicitor’s fees and the cost of printing and mailing proxy materials are expected to be approximately $25,000. Proxies are expected to be solicited principally by mail, but the Target Fund or Solicitor may also solicit proxies by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Touchstone Advisors may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.  Although AST representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote.  Proxies may also be solicited by officers, employees and agents of Touchstone Advisors or their affiliates.  Such solicitations may be by telephone, through the Internet or otherwise.

Required Vote. The Target Fund’s shareholders as of the Record Date will have the option to vote “FOR” or “AGAINST” the proposed Plan providing for the Reorganization, or may “ABSTAIN” from voting. Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Target Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted “FOR” the approval of the Reorganization. Approval of the Reorganization requires the affirmative vote of the holders of a majority of outstanding voting shares of the Target Fund, as defined in the 1940 Act, each share of the Target Fund entitled to one vote (fractional shares entitled to proportionate shares of one vote). Under the 1940 Act, approval of the Reorganization by a vote of a majority of outstanding voting shares requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Target Fund entitled to vote on the Reorganization proposal that are present in person or by proxy at the Special Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Special Meeting or (ii) more than 50% of the outstanding voting securities of the Target Fund entitled to vote on the Reorganization proposal. A vote to “ABSTAIN” will have the same effect as a vote “AGAINST” the proposal.

Quorum. In order to hold the Special Meeting, a quorum of shareholders of the Target Fund must be present.  Holders of a majority of the total number of shares entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Reorganization proposal and for the purpose of transacting any other business that may come before the Special Meeting.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization.

If the necessary quorum to transact business or the vote required to approve the Reorganization proposal is not obtained at the Special Meeting, the persons named as proxies in the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies.  Although a majority of the shares entitled to vote is a quorum for the transaction of business at a shareholders’ meeting, any lesser number is sufficient for adjournments.

Shareholder Information.  Exhibit C to this Proxy Statement/Prospectus lists the number of shares outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date and number of votes entitled to be cast. Exhibit C also lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of the respective Fund. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on the Record Date.

Other Business. The Board knows of no other business that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of

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the persons named as proxies. By completing the proxy, you are also authorizing the persons named on the proxy to vote in their discretion on any other matter that properly comes before the Special Meeting.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring Fund’s shares will be passed upon by K&L Gates LLP, located at 1 Lincoln Street, Boston, MA 02111.

ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC. Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.

Other Information
Officers and Directors. To the best knowledge of the Trust, as of December 31, 2020, the Trustees and executive officers of the Trust as a group owned less than 1% of the shares of each Fund.
Information About the Distributor. Touchstone Securities (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to each Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of Touchstone Advisors by reason of common ownership.
Information About the Administrator. Touchstone Advisors serves as the Funds’ administrator pursuant to an administrative agreement between the Trust, on the Fund’s behalf, and Touchstone Advisors. Touchstone Advisors has engaged The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. For the fiscal year ended September 30, 2020, with respect to the Acquiring Fund, and December 31, 2020, with respect to the Target Fund, the Funds paid Touchstone Advisors the following administration fees.

Administration Fees
Dynamic Diversified Income Fund	$83,694
Credit Opportunities Fund	$135,477

Portfolio Transactions. There were no affiliated brokerage transactions for the Funds’ most recently completed fiscal year end.

Shareholders Sharing the Same Address.  If two or more shareholders share the same address, only one copy of this Proxy Statement/Prospectus is being delivered to that address, unless the Target Trust has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Target Trust will deliver promptly a separate copy of this Proxy Statement/Prospectus to a shareholder at a shared address.  Please call (800) 543-0407 or forward a written request to the Target Trust, P.O. Box 9878, Providence, Rhode Island 02940 if you would like to (1) receive a separate copy of this Proxy Statement/Prospectus; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals. The Funds are not required to hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

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OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

THE BOARD RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE TARGET FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or since commencement of operations, as applicable.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information was audited by Ernst & Young LLP for each of the years presented for the Funds. Ernst & Young LLP’s report, along with the Funds’ financial statements, is included in the Funds’ annual report. You can obtain the Funds’ annual and semi-annual reports at no charge by calling (800) 543-0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The Annual Reports have been incorporated by reference in this Proxy Statement/Prospectus and the SAI.

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Touchstone Credit Opportunities Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2020	Three Months Ended September 30, 2019(A)		Year Ended June 30,			Period Ended June 30, 2016(B)
				2019	2018	2017
Net asset value at beginning of period	$10.03	$9.95		$9.96	$10.41	$10.05	$10.00
Income (loss) from investment operations:
Net investment income	0.57	0.20		0.52	0.49	0.45	0.22
Net realized and unrealized gains (losses) on investments	(0.61)	0.04		0.12	(0.13)	0.45	0.07
Total from investment operations	(0.04)	0.24		0.64	0.36	0.90	0.29
Distributions from:
Net investment income	(0.54)	(0.12)		(0.54)	(0.53)	(0.47)	(0.23)
Realized capital gains	—	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.54)	(0.16)		(0.65)	(0.81)	(0.54)	(0.24)
Net asset value at end of period	$9.45	$10.03		$9.95	$9.96	$10.41	$10.05
Total return(C)	(0.29)%	1.40%	(D)	6.69%	3.50%	9.08%	2.95%	(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$5,597	$7,239		$226	$153	$45	$43
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.18%	1.18%	(F)	1.55%	1.76%	1.87%	1.73%	(F)
Gross expenses (including dividend and interest expense on securities sold short)(G)	1.61%	2.55%	(F)	7.56%	10.00%	16.01%	38.32%	(F)
Net investment income	5.90%	5.43%	(F)	5.46%	5.00%	4.44%	3.53%	(F)
Portfolio turnover rate	115%	28%	(D)(H)	94%	70%	84%	91%	(D)
(A)The Fund changed its fiscal year end from June 30 to September 30.
(B)Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)Not annualized.
(E)The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.08%, 1.08%, 1.45%, 1.69%, 1.69% and 1.69% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(F)Annualized.
(G)The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.51%, 2.45%, 7.46%, 9.93%, 15.83% and 38.28% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(H)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

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Touchstone Credit Opportunities Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2020	Three Months Ended September 30, 2019(A)		Year Ended June 30,			Period Ended June 30, 2016(B)
				2019	2018	2017
Net asset value at beginning of period	$9.75	$9.98		$10.00	$10.44	$10.08	$10.00
Income (loss) from investment operations:
Net investment income	0.52	0.19		0.43	0.44	0.34	0.17
Net realized and unrealized gains (losses) on investments	(0.62)	(0.27)		0.14	(0.15)	0.48	0.08
Total from investment operations	(0.10)	(0.08)		0.57	0.29	0.82	0.25
Distributions from:
Net investment income	(0.47)	(0.11)		(0.48)	(0.45)	(0.39)	(0.16)
Realized capital gains	—	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.47)	(0.15)		(0.59)	(0.73)	(0.46)	(0.17)
Net asset value at end of period	$9.18	$9.75		$9.98	$10.00	$10.44	$10.08
Total return(C)	(0.98)%	1.15%	(D)	5.97%	2.69%	8.31%	2.59%	(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,246	$4,538		$127	$22	$22	$6
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.93%	1.93%	(F)	2.26%	2.51%	2.62%	2.48%	(F)
Gross expenses (including dividend and interest expense on securities sold short)(G)	2.61%	3.62%	(F)	11.81%	34.60%	73.30%	276.34%	(F)
Net investment income	5.15%	4.68%	(F)	4.75%	4.25%	3.69%	2.79%	(F)
Portfolio turnover rate	115%	28%	(D)(H)	94%	70%	84%	91%	(D)
(A)The Fund changed its fiscal year end from June 30 to September 30.
(B)Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)Not annualized.
(E)The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.83%, 1.83%, 2.16%, 2.44%, 2.44% and 2.44% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(F)Annualized.
(G)The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 2.51%, 3.52%, 11.71%, 34.53%, 73.12% and 276.30% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(H)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

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Touchstone Credit Opportunities Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2020	Three Months Ended September 30, 2019(A)		Year Ended June 30,			Period Ended June 30, 2016(B)
				2019	2018	2017
Net asset value at beginning of period	$10.16	$9.95		$9.96	$10.41	$10.04	$10.00
Income (loss) from investment operations:
Net investment income	0.59	0.17		0.60	0.50	0.39	0.31
Net realized and unrealized gains (losses) on investments	(0.62)	0.21		0.06	(0.12)	0.54	(0.02)
Total from investment operations	(0.03)	0.38		0.66	0.38	0.93	0.29
Distributions from:
Net investment income	(0.56)	(0.13)		(0.56)	(0.55)	(0.49)	(0.24)
Realized capital gains	—	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.56)	(0.17)		(0.67)	(0.83)	(0.56)	(0.25)
Net asset value at end of period	$9.57	$10.16		$9.95	$9.96	$10.41	$10.04
Total return	(0.13)%	1.54%	(C)	7.05%	3.73%	9.39%	3.04%	(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$36,558	$47,483		$11,356	$444	$315	$3
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	0.93%	0.93%	(E)	1.09%	1.51%	1.62%	1.48%	(E)
Gross expenses (including dividend and interest expense on securities sold short)(F)	1.20%	1.60%	(E)	1.71%	4.29%	8.25%	355.77%	(E)
Net investment income	6.15%	5.68%	(E)	5.93%	5.25%	4.69%	3.79%	(E)
Portfolio turnover rate	115%	28%	(C)(G)	94%	70%	84%	91%	(C)
(A)The Fund changed its fiscal year end from June 30 to September 30.
(B)Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)Not annualized.
(D)The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 0.83%, 0.83%, 0.99%, 1.44%, 1.44% and 1.44% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(E)Annualized.
(F)The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.10%, 1.50%, 1.61%, 4.22%, 8.07% and 355.73% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(G)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

40

Touchstone Dynamic Diversified Income Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$13.18	$12.12		$13.23	$12.73	$12.15
Income (loss) from investment operations:
Net investment income	0.42	0.53		0.47	0.44	0.48
Net realized and unrealized gains (losses) on investments	(0.13)	1.07		(1.07)	0.53	0.58
Total from investment operations	0.29	1.60		(0.60)	0.97	1.06
Distributions from:
Net investment income	(0.46)	(0.54)		(0.51)	(0.47)	(0.48)
Net asset value at end of period	$13.01	$13.18		$12.12	$13.23	$12.73
Total return(A)	2.52%	13.35%		(4.66)%	7.74%	8.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$46,997	$50,821		$26,892	$31,264	$28,316
Ratio to average net assets:
Net expenses(B)	0.49%	0.49%		0.49%	0.49%	0.49%
Gross expenses(B)	0.88%	0.92%		0.93%	0.90%	0.90%
Net investment income	3.33%	4.10%		3.61%	3.44%	3.73%
Portfolio turnover rate	32%	73%	(C)	20%	25%	32%

Touchstone Dynamic Diversified Income Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$13.27	$12.16		$13.26	$12.75	$12.17
Income (loss) from investment operations:
Net investment income	0.63	0.65		0.40	0.38	0.38
Net realized and unrealized gains (losses) on investments	(0.44)	0.86		(1.09)	0.50	0.58
Total from investment operations	0.19	1.51		(0.69)	0.88	0.96
Distributions from:
Net investment income	(0.36)	(0.40)		(0.41)	(0.37)	(0.38)
Net asset value at end of period	$13.10	$13.27		$12.16	$13.26	$12.75
Total return(A)	1.69%	12.51%		(5.33)%	6.93%	7.98%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,335	$4,694		$13,075	$17,792	$25,197
Ratio to average net assets:
Net expenses(B)	1.24%	1.24%		1.24%	1.24%	1.24%
Gross expenses(B)	2.05%	1.96%		1.72%	1.64%	1.63%
Net investment income	2.58%	3.35%		2.86%	2.69%	2.98%
Portfolio turnover rate	32%	73%	(C)	20%	25%	32%
(A)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)Ratio does not include expenses of the underlying funds.
(C)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Controlled Growth with Income Fund acquired on May 10, 2019. If these transactions were included, portfolio turnover would have been higher.

41

Touchstone Dynamic Diversified Income Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019		2018	2017	2016
Net asset value at beginning of period	$13.21	$12.15		$13.26	$12.75	$12.17
Income (loss) from investment operations:
Net investment income	0.53	0.47		0.56	0.54	0.55
Net realized and unrealized gains (losses) on investments	(0.21)	1.16		(1.13)	0.47	0.54
Total from investment operations	0.32	1.63		(0.57)	1.01	1.09
Distributions from:
Net investment income	(0.49)	(0.57)		(0.54)	(0.50)	(0.51)
Net asset value at end of period	$13.04	$13.21		$12.15	$13.26	$12.75
Total return	2.80%	13.58%		(4.40)%	8.06%	9.06%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,356	$13,762		$4,368	$6,675	$10,391
Ratio to average net assets:
Net expenses(A)	0.24%	0.24%		0.24%	0.24%	0.24%
Gross expenses(A)	0.82%	1.04%		1.03%	0.84%	0.73%
Net investment income	3.58%	4.35%		3.86%	3.69%	3.98%
Portfolio turnover rate	32%	73%	(B)	20%	25%	32%
(A)Ratio does not include expenses of the underlying funds.
(B)Portfolio turnover excludes the purchases and sales of securities of the Touchstone Controlled Growth with Income Fund acquired on May 10, 2019. If these transactions were included, portfolio turnover would have been higher.

42

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], 2021, among Touchstone Credit Opportunities Fund (the “Acquiring Fund”), a series of Touchstone Funds Group Trust (the “Acquiring Trust”), a Delaware business trust; Touchstone Dynamic Diversified Income Fund (the “Target Fund,” and collectively with the Acquiring Fund, the “Funds”), a series of the Touchstone Strategic Trust, a Massachusetts statutory trust (the “Target Trust” and together with the Acquiring Trust, the “Trusts”); and Touchstone Advisors, Inc. (for purposes of paragraph 9.1 only of this Agreement). Each Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
WHEREAS, the reorganization will consist of (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class Y voting shares of beneficial interest, with no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);
WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;
WHEREAS, the Target Fund and the Acquiring Fund are each a separate investment series of an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization;
WHEREAS, the Board of Trustees of the Target Trust, including a majority of the Trustees who are not “interested persons” of the Target Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund will not be diluted in value as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

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ARTICLE I
TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
THE ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
LIABILITIES AND LIQUIDATION OF THE TARGET FUND
1.1    THE EXCHANGE. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to transfer all of the Target Fund’s assets to the Acquiring Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing provided for in paragraph 3.1.
1.2    ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, and claims (whether absolute or contingent, known or unknown) and receivables (including dividends or interest receivables), that is owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing (as defined below).
The Target Trust, on behalf of the Target Fund, has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof. The Target Trust, on behalf of the Target Fund, represents that as of the date of the execution of this Agreement there have been no changes in the financial position of the Target Fund as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities, purchases and redemptions of Target Fund shares, the payment of its normal operating expenses and the distribution of its net income and net capital gain. The Target Trust, with respect to the Target Fund, reserves the right to buy and sell any securities or other assets in accordance with its investment objective and policies.
1.3    LIABILITIES TO BE ASSUMED. The Target Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time (as defined below). The Acquiring Fund shall assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of the Closing.
1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing as is practicable (the “Liquidation Date”), (a) the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class, determined as of the Closing (the “Target Fund Shareholders”), the Acquiring Fund Shares of the corresponding class (as set forth in paragraph 2.3) received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will proceed to terminate in accordance with applicable laws of the Commonwealth of Massachusetts as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange; Acquiring Fund Shares distributed to Target Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.
1.5    TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.6    REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund is terminated.
1.7    TERMINATION. The Target Trust shall take all necessary and appropriate steps under applicable law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

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1.8    WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS. In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.
ARTICLE II
VALUATION
2.1    VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund and the amount of the Target Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Closing Date (the “Valuation Time”), using the valuation procedures set forth in the Target Trust’s Declaration of Trust and the Target Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2    VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund and the Target Fund shall be the net asset value per share of such class of such Fund computed as of the Valuation Time, using the valuation procedures set forth each Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.
2.3    SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets shall be determined with respect to each class by multiplying the outstanding shares of such class of the Target Fund by the ratio computed by dividing the net asset value per share of such class of the Target Fund by the net asset value per share of the corresponding class of the Acquiring Fund (as set forth below) as of the Valuation Time, determined in accordance with paragraph 2.2. Shareholders of record of the Target Fund at the Closing shall be credited with full and fractional Class A, Class C or Class Y shares of the Acquiring Fund.
2.4    DETERMINATION OF VALUE. All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Target Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1    CLOSING DATE. Subject to the satisfaction or waiver of the condition precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) shall take place on or about [•], 2021 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Trusts, or at such other time or place as the parties hereto may agree.
3.2    EFFECT OF SUSPENSION IN TRADING. In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.3    DELIVERY OF ASSETS. Delivery of the Target Fund’s assets will be made on the Closing Date and will be delivered to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the Target Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any assets for the reason that any of such assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Trust, on behalf of the Target Fund, will deliver with respect to said assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other

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counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.
3.4    TRANSFER AGENT CERTIFICATES. The Target Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Target Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.
3.5    CUSTODIAN CERTIFICATES. The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Acquiring Fund shall cause the Custodian for the Acquiring Fund to deliver to the Target Fund at the Closing a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other assets on the Closing Date.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1    REPRESENTATIONS OF THE TARGET FUND. The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:
(a)    The Target Fund is a separate investment series of the Target Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.
(b)    The Target Fund is a separate investment series of the Target Trust, which is registered as an investment company classified as a management company of the openend type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.
(c)    The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Target Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Target Trust’s Declaration of Trust or ByLaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.
(e)    The Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3.
(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the Reorganization. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.
(g)    The audited financial statements of the Target Fund dated [ ] are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring

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Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund as of such date not disclosed therein.
(h)    Since the date of the financial statements referred to in subsection (g) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.
(i)    All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsections (g) and (h) above are properly reflected on such financial statements. To the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.
(j)    For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) after reduction for any available capital loss carryover as of the Closing Date, in each case that has accrued or will accrue on or prior to the Closing Date.
(k)    The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).
(l)     All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund shares, nor is there outstanding any security convertible into any Target Fund shares.
(m)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.
(n)    The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Trust’s Board of Trustees and this Agreement constitutes a valid and legally binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(o)    The information furnished by the Target Fund for use in noaction letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(p)    The Target Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Proxy Statement, all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the Reorganization. The Prospectus/Information Statement included in the Registration Statement (other than information that relates to the Acquiring Fund and any other fund described other than the Target Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to

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be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:
(a)    The Acquiring Fund is a separate investment series of the Acquiring Trust, a business trust duly organized, validly existing, and in good standing under the laws of Delaware.
(b)    The Acquiring Fund is a separate investment series of the Acquiring Trust, which is registered as an investment company classified as a management company of the openend type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.
(c)    The current prospectus and statement of additional information, as of the date of the Prospectus/Information Statement, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Trust’s Declaration of Trust or ByLaws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e)    Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the Reorganization. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.
(f)    The audited financial statements of the Acquiring Fund dated [ ] are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.
(g)    Since the date of the financial statements referred to in subsection (f) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
(h)    All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsections (f) and (g) above are properly reflected on such financial statements. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.
(i)    For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

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(j)    All issued and outstanding Acquiring Fund shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.
(k)    The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust’s Board of Trustees and this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(l)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and nonassessable by the Acquiring Fund.
(m)    The information furnished by the Acquiring Fund for use in noaction letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(n)    The Prospectus/Information Statement included in the Registration Statement (only as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(o)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
5.1    OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.
5.2    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.
5.3    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.
5.4    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing Date.
5.5    TAX STATUS OF REORGANIZATION. It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trusts, the Target Fund, or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP to render the tax opinion contemplated in this Agreement.
ARTICLE VI

A-7

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Target Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:
6.1    All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate executed in its name by the Acquiring Trust’s President or Vice President, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it at or before the Closing and, in addition, the following conditions:
7.1    All representations and warranties of the Target Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Target Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
7.2    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer or Assistant Treasurer of the Target Trust.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND     AND THE TARGET FUND
If any of the conditions set forth below have not been satisfied at or before the Closing with respect to the Target Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:
8.1    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.
8.2    All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “noaction” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.
8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.
8.5    Prior to the Valuation Time, the Target Trust, with respect to the Target Fund, shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders at least all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for

A-8

dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).
8.6    Each of the Acquiring Fund and the Target Fund shall have received an opinion of K&L Gates LLP substantially to the effect that, for federal income tax purposes:
(a)    The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.
(c)    No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(d)    No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.
(e)    The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.
(f)    The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.
(g)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.
(h)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund, or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions, limitations, and such representations as K&L Gates LLP may reasonably request. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.
ARTICLE IX
EXPENSES

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9.1    Except as otherwise provided, all expenses of the Reorganization incurred by the Target Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Trusts and the Funds. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Target Fund shareholders are residents as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.
9.2    Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1    The Acquiring Fund and the Target Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.
10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization.
ARTICLE XI
TERMINATION
11.1    This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Acquiring Trust or Target Trust, on behalf of the Acquiring Fund or the Target Fund, respectively, may at its option terminate this Agreement at or prior to the Closing because:
(a)    of a breach by the other of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or
(b)    a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, each Trust, or its Trustees or officers, to the other party, but Touchstone Advisors, Inc. shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.
ARTICLE XII
AMENDMENTS
12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

A-10

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
13.4    This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment, transfer, or any rights or obligations of this Agreement shall be made by any Fund without the written consent of the other Fund. Nothing in this Agreement expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.
13.5    With respect to the Trusts, the names used in this Agreement refer respectively to the Trusts and the Funds and, as the case may be, the Trustees, as trustees but not individually or personally, acting in the case of each Trust, each Trust’s Restated Agreement and Declaration of Trust, as amended, which are filed with the Secretary of the State of Delaware and the Secretary of the Commonwealth of Massachusetts, as applicable, and also on file at the principal office of each Trust. The obligations of the Trusts entered into in the name or on behalf of any of the Trustees, representatives, or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trusts personally, but bind only the property of the applicable Fund and all persons dealing with the Target Fund or the Acquiring Fund must look solely to property belonging to the Target Fund or the Acquiring Fund, as the case may be, for the enforcement of any claims against the Target Fund or the Acquiring Fund, respectively.
[SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

A-11

TOUCHSTONE STRATEGIC TRUST,
on behalf of Touchstone Dynamic Diversified Income Fund

By:
Name:
Title:
TOUCHSTONE FUNDS GROUP TRUST,
on behalf of Touchstone Credit Opportunities Fund

By:
Name:
Title:

For purposes of paragraph 9.1 only:
TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

A-12

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Each Fund has substantially similar fundamental investment limitations, which are set forth below. Each Fund is non-diversified.

	Target Fund	Acquiring Fund	Differences

Diversification	The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.	N/A	The Acquiring Fund is non-diversified and therefore not subject to a corresponding fundamental investment limitation regarding maintaining “diversified” status.

Borrowing Money/Senior Securities	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

Underwriting	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.	The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

B-1

Concentration of Investments	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.	The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.	The Target Fund’s concentration policy does not apply to tax-exempt obligations issued by governments or political subdivisions of governments or repurchase agreements collateralized by such obligations. In addition, the Acquiring Fund’s concentration policy applies to companies in the same group of industries.

Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

Commodities	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.	The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

B-2

Loans	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.	The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.
Several of these investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, and any exemptive order or similar relief granted to a Fund.

With respect to each Fund, the following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1.     Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

2.                                      Borrowing.  The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.                                      Senior Securities.  Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

4.                                      Underwriting.  Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

5.                                      Lending.  Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  The Fund’s current investment policy on lending is as follows:  the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may:  (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

Non-fundamental Operating Policies. The Funds have adopted additional restrictions as a matter of “operating policy.” These restrictions are non-fundamental and may be changed by the Board without a shareholder vote. Except for the limitations on borrowings and illiquid securities, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from a policy.

B-3

	Target Fund	Acquiring Fund
Illiquid Securities	The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.	The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets (10% for the Ultra Short Duration Fixed Income Fund) in illiquid investments that are assets.
Issuer Diversification	In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	—
Borrowing and Senior Securities	In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).	—
Loans	In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Fund’s SAI.	—

B-4

EXHIBIT C:  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Target Fund owned as of the Record Date.  As of the Record Date, the total number of shares of each of the Target Fund and the Acquiring Fund outstanding and, in the case of the Target Fund, entitled to vote was as follows:

Fund	Number of Shares
Touchstone Dynamic Diversified Income Fund
Class A	[ ]
Class C	[ ]
Class Y	[ ]
Total	[ ]

Touchstone Credit Opportunities Fund
Class A	[ ]
Class C	[ ]
Class Y	[ ]
Total	[ ]

As of the Record Date, the Officers and Trustees of the Trusts owned less than 1% of any class of the Target Fund or the Acquiring Fund.

For each Fund, the following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables also set forth the estimated percentage of shares of each class of the Acquiring Fund that would have been owned by such parties assuming the Reorganization had occurred on the Record Date. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders.

C-1

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Acquiring Fund after the Reorganization (pro forma)
Touchstone Dynamic Diversified Income Fund		Class A
Class C
Class Y
Touchstone Credit Opportunities Fund		Class A
Class C
Class Y
[* May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of the Record Date.  As a result, those persons or organizations could have the ability to influence the outcome of a vote of the Fund’s shareholders.]

[**As set forth in the table above, affiliates of Touchstone Advisors own shares of the Target Fund. It is expected that these shares will be present at the Special Meeting and voted in favor of the Reorganization proposal.]

C-2

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
DATED MARCH 17, 2021

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2021

Relating to the Reorganization of the Target Fund and Acquiring Fund (as defined below)
TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

TOUCHSTONE CREDIT OPPORTUNITIES FUND
a series of
TOUCHSTONE FUNDS GROUP TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2021, relating specifically to the proposed reorganization of Touchstone Dynamic Diversified Income Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Target Trust”), into the Touchstone Credit Opportunities Fund (the “Acquiring Fund”), a series of Touchstone Funds Group Trust (the “Acquiring Trust”).

Target Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Dynamic Diversified Income Fund, a series of the Target Trust	Touchstone Credit Opportunities Fund, a series of the Acquiring Trust
Class A Class C Class Y	Class A Class C Class Y
The proposed reorganization is to occur pursuant to an Agreement and Plan of Reorganization, which is discussed in more detail in the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained without charge by calling or writing to the Acquiring Trust at the telephone number or address set forth above or by visiting the Touchstone website at TouchstoneInvestments.com/Resources.

TABLE OF CONTENTS

Page

A. General Information	1

B. Incorporation by Reference	1

C. Supplemental Financial Information (Unaudited)	1

A.    General Information
This SAI relates to the proposed reorganization of the Target Fund, which will be accomplished by (i)  the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; (ii) the liquidating distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund in proportion to their holdings; and (iii) the termination of the Target Fund (the “Reorganization”). The closing of the Reorganization is subject to the satisfaction or waiver of customary closing conditions, including that shareholders of the Target Fund must approve the Reorganization of the Target Fund. If the Target Fund does not obtain the requisite shareholder approval or if other closing conditions are not satisfied or waived, the closing of the Reorganization will not occur. The Reorganization, as set forth in the table below, is expected to be completed on or about June 4, 2021.

Target Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Dynamic Diversified Income Fund, a series of the Target Trust	Touchstone Credit Opportunities Fund, a series of the Acquiring Trust
Class A Class C Class Y	Class A Class C Class Y
Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Joint Proxy Statement/Prospectus and the documents listed below may be obtained upon request, and without charge, on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, by writing to Touchstone Funds Group Trust at P.O. Box 9878, Providence, RI 02940, by calling (800) 543-0407 toll-free, or by visiting TouchstoneInvestments.com/Resources. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.

B.    Incorporation by Reference
This SAI incorporates by reference the following documents:

(1)Prospectus, only insofar as it relates to the Touchstone Dynamic Diversified Income Fund (the “Dynamic Diversified Income Fund”) dated April 30, 2020, as supplemented through the date of this SAI (previously filed on EDGAR, File Nos. 002-80859 and 811-03651; Accession No. 0000711080-20-000022).

(2)Prospectus, only insofar as it relates to the Touchstone Credit Opportunities Fund (the “Credit Opportunities Fund”) dated January 30, 2021, as supplemented through the date of this SAI (previously filed on EDGAR, File Nos. 033-70958 and 811-08104; Accession No. 0000914243-21-000008).

(3)Statement of Additional Information, only insofar as it relates to the Dynamic Diversified Income Fund dated April 30, 2020, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651).

(4)Statement of Additional Information, only insofar as it relates to the Credit Opportunities Fund dated January 30, 2021, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 033-70958 and 811-08104).

(5)Annual Report, only insofar as it relates to the Dynamic Diversified Income Fund for the fiscal year ended December 31, 2020. (File No. 811-03651).

(6)Annual Report, only insofar as it relates to Credit Opportunities Fund for the fiscal year ended September 30, 2020 (File No. 811-08104).

(7)Semi-Annual Report, only insofar as it relates to the Dynamic Diversified Income Fund for the six months ended June 30, 2020 (File No. 811-03651).

(8)Semi-Annual Report, only insofar as it relates to the Credit Opportunities Fund for the six months ended March 31, 2020 (File No. 811-08104).

C.    Supplemental Financial Information (Unaudited)
A table showing the fees of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Summary—Reorganization—How do the Funds’ fees and expenses compare?” section of the Proxy Statement/Prospectus.

The Reorganization will result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Following the Reorganization, it is expected that the Acquiring Fund will sell approximately 99% of the securities acquired from the Target Fund. A schedule of investments of the Target Fund as of December 31, 2020 is included below, and reflects the anticipated sale of a portion of the Target Fund’s portfolio holdings in connection with the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Touchstone Strategic Trust
Touchstone Dynamic Diversified Income Fund
Portfolio of Investments
As Of December 31, 2020
	Touchstone Dynamic Diversified Income Fund
	Shares	Market Value
Affiliated Mutual Funds~^∞ - 70.6%

Fixed Income Funds - 60.0%
Touchstone Credit Opportunities Fund	856,662	$8,592,320	(A)
Touchstone Flexible Income Fund	602,231	6,775,101	(A)
Touchstone High Yield Fund	671,847	5,703,977	(A)
Touchstone Impact Bond Fund	1,196,070	12,929,520	(A)
Fixed Income Funds Total		34,000,918

Equity Funds - 10.6%
Touchstone Value Fund	622,593	6,045,381	(A)
Equity Funds Total		6,045,381

Affiliated Mutual Funds Total		$40,046,299

Exchange Traded Funds~ - 28.4%
iShares International Select Dividend ETF	98,286	$2,896,488	(A)
iShares MSCI EAFE Value ETF†	48,169	2,273,577	(A)
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	35,295	1,174,265	(A)
Vanguard Emerging Markets Government Bond ETF†	14,025	1,154,258	(A)
Vanguard Global ex-U.S. Real Estate ETF	31,936	1,734,444	(A)
Vanguard High Dividend Yield ETF	56,148	5,138,103	(A)
Vanguard REIT ETF	20,033	1,701,403	(A)
Exchange Traded Funds Total		16,072,538

Short-Term Investment Funds - 5.0%
Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	535,591	$535,591
Invesco Government & Agency Portfolio, Institutional Class, 0.03%**∞Ω	2,288,940	2,288,940
Short-Term Investment Funds Total		2,824,531

Total Investment Securities - 104.0% (Cost $58,046,933)		$58,943,368

Liabilities in Excess of Other Assets – (4.0%)		(2,254,689)

Net Assets - 100.0%		$56,688,679

(A) Following the Reorganization, all or a portion of this security may be sold. It is expected that the Touchstone Credit Opportunities Fund will sell approximately 99% of the securities acquired from the Target Funds

** Represents collateral for securities loaned.
^ All affiliated funds are invested in the Institutional Class, unless otherwise indicated.
~ The financial statements of the underlying funds can be found on the SEC website.
† All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2020 was $2,217,190.
∞ Open-End Fund.
Ω Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:
ETF - Exchange-Traded Fund
REIT - Real Estate Investment Trust

PART C. OTHER INFORMATION

Item 15. Indemnification

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 16. Exhibits

(1)(a)
Registrant’s Certificate of Trust dated October 22, 1993 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the Securities and Exchange Commission (“SEC”) on January 10, 2014.

(1)(b)	Registrant’s Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(1)(c)	Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(1)(d)
Certificate of Amendment and Restatement of Certificate of Trust dated January 27, 1994 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(1)(e)	Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(1)(f)	Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(1)(g)	Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(1)(h)	Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 23, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(1)(i)
Certificate of Amendment of Certificate of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on May 3, 2004.

(1)(j)
Certificate of Amendment of Certificate of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(1)(k)
Certificate of Correction of a Statutory Trust dated April 17, 2009 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(2)
Amended and Restated By-Laws of the Trust as revised November 19, 2015 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(3)	Not applicable

(4)	Forms of Agreements and Plans of Reorganization are filed herewith as Exhibit A to Part A of this Registration Statement.

(5)
Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-03651), filed with the SEC on September 19, 2007.

(6)(a)(i)
Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (6)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-18613), filed with the SEC on July 10, 2012.

(6)(a)(ii)
Amended Schedule C-1 dated August 23, 2019 of the Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(1)(b) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2020.

(6)(b)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Select Growth Fund dated August 18, 2011 is herein incorporated by reference to Exhibit (d)(2)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(6)(c)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Duration Fixed Income Fund dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(6)(d)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Capital Group, LLC (now known as LMCG Investments, LLC) with respect to the Touchstone Mid Cap Value Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(6)(e)
Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Capital Group, LLC (now known as LMCG Investments, LLC) with respect to the Touchstone Mid Cap Value Fund dated December 1, 2014 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(6)(f)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Small Cap Core Fund (now known as Touchstone Small Cap Fund) dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(6)(g)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Mid Cap Fund dated December 8, 2011 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(6)(h)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners, LLC with respect to the Touchstone Total Return Bond Fund (now known as the Touchstone Impact Bond Fund) dated May 19, 2011 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(6)(i)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund dated January 27, 2017 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(6)(j)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the the Touchstone High Yield Fund dated January 27, 2017 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(6)(k)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and LMCG Investments, LLC with respect to the Touchstone Small Cap Value Fund dated July 1, 2016 is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(6)(l)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone Anti-Benchmark International Core Equity Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 16, 2018.

(6)(m)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Ares Capital Management II, LLC with respect to the Touchstone Credit Opportunities Fund is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 14, 2019.

(6)(n)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Rockefeller & Co. LLC with respect to the Touchstone International ESG Equity Fund is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N1-A (File Nos. 033-70958 and 811-08104), filed with SEC on August 23, 2019.

(7)(a)
Distribution Agreement between the Registrant and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 21, 2006.

(7)(b)
Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(8)
Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(9)(a)
Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(9)(b)
Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Trust and Brown Brothers Harriman & Co. Fund is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2017.

10(a)(i)
Distribution and Shareholder Services Plan for Class A shares is herein incorporated by reference to exhibit (m)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

10(a)(ii)
Exhibit A to the Distribution and Shareholder Services Plan for Class A is herein incorporated by reference to Exhibit (m)(1)(b) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2017.

10(b)(i)
Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to exhibit (m)(2) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

10(b)(ii)
Exhibit A to the Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to Exhibit (m)(2)(b) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2017.

(10)(c)
Shareholder Services Plan for Class Z shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(10)(d)
Distribution and Shareholder Servicing Plan for Class S shares is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on October 30, 2017.

(10)(d)
Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(10)(e)
Amended Schedule A dated February 22, 2021 to the Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(2) to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 22, 2021.

(11)	Opinion of K&L Gates LLP, as to legality of securities being issued, is filed herewith.

(12)	Form of Opinion of K&L Gates LLP, as to certain tax consequences, is filed herewith.

(13)(a)
Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(13)(b)
Amended and Restated Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2021 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(13)(c)
Amended and Restated Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(13)(d)(i)
State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(13)(d)(ii)
Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (Us) Inc. dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4)(b) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(13)(e)	Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File Nos. 333-177599 and 811-08104), filed with the SEC on April 25, 2012.

(13)(f)(i)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 is herein incorporated by reference to Exhibit (13)(a)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(13)(f)(ii)
Amendment to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant dated January 30, 2021 is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(13)(h)
Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(13)(i)
Master Interfund Lending Agreement dated December 15, 2017 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(13)(j)
Amended & Restated Class Action Services Agreement dated February 16, 2018 between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(14)	Consent of Ernst & Young LLP is filed herewith.

(15)	Not applicable.

(16)	Power of Attorney is filed herewith.

(17)	Form of Proxy Card is filed herewith.

Item 17. Undertakings

(1)          The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)          The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)          Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(4)          The undersigned Registrant agrees that it shall file a final executed version of the legal opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its Registration Statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

 SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio on the 17th day of March, 2021.

TOUCHSTONE FUNDS GROUP TRUST

By:/s/E. Blake Moore, Jr.
E. Blake Moore, Jr.
President

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

*	Trustee	March 17, 2021
Karen Carnahan

*	Trustee	March 17, 2021
William C. Gale

*	Trustee	March 17, 2021
Susan J. Hickenlooper

*	Trustee	March 17, 2021
Jill T. McGruder

*	Trustee	March 17, 2021
Kevin A. Robie

*	Trustee	March 17, 2021
William H. Zimmer III

/s/E. Blake Moore, Jr.	President	March 17, 2021
E. Blake Moore, Jr.

/s/Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	March 17, 2021
Terrie A. Wiedenheft

* By:	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney filed herewith)

EXHIBIT INDEX

(11)	Opinion of K&L Gates, LLP, as to legality of securities being issued

(12)	Form of Opinion of K&L Gates, LLP, as to certain tax consequences

(14)	Consent of Ernst & Young LLP

(16)	Power of Attorney

(17)	Form of Proxy Card